Exhibit 21
                         ENRON CORP.
                  AND SUBSIDIARY COMPANIES

 ATLANTIC COMMERCIAL FINANCE B.V., i.l. (Cayman Islands)
(100.00%)
 ATLANTIC COMMERCIAL FINANCE, INC. (Delaware) (100.00%)
     Atlantic India Holdings Ltd. (Cayman Islands) (100.00%)
          Offshore Power Production C.V. (The Netherlands)
               (99.90%)
               DPC Holdings C.V. (The Netherlands) (79.9%)
                    Enron Mauritius Company (Mauritius)
                         (98.90%)
                         Dabhol Power Company (India)
                            (80.00%)
               Enron India Holdings Ltd. (Cayman Islands)
                  (100.00%)
                    Enron Mauritius Company (Mauritius)
                        (1.00%)
                         Dabhol Power Company (India)
                           (80.00%)
                    DPC Holdings C.V. (The Netherlands)
                        (0.10%)
                         Enron Mauritius Company (Mauritius)
                               (98.90%)
                         Dabhol Power Company (India)
                               (80.00%)
               Enron Mauritius Company (Mauritius) (0.10%)
                    Dabhol Power Company (India) (80.00%)
     BR-VT Holdings Ltd. (Cayman Islands) (100.00%)
     Compression Projects Finance Ltd. (Cayman Islands)
          (100.00%)
     EDC Atlantic Ltd. (Cayman Islands) (100.00%)
          Enron Caribe C.V, (Cayman Islands) (1.00%)
          Enron Power I C.V. (Cayman Islands) (99.00%)
          Enron Power II C.V. (The Netherlands) (99.00%)
          Enron Power Colombia C.V. (The Netherlands)
              (99.00%)
     EI Brazil Water Holdings Ltd. (Cayman Islands)
          (100.00%)
          EI Brazil Water Investments Ltd. (Cayman Islands)
                (100.00%)
     EI Venezuela Holdings Ltd. (Cayman Islands) (100.00%)
          EI Venezuela Development Ltd. (Cayman Islands)
               (99.00%)
               Hanover/Enron Venezuela Ltd. (Cayman Islands)
                     (40.00%)
          EI Venezuela Investments Ltd. (Cayman Islands)
               (100.00%)
               EI Venezuela Development Ltd. (Cayman
                    Islands) (1.00%)
                    Hanover/Enron Venezuela Ltd. (Cayman
                        Islands) (40.00%)
     Enron Accro B.V. (The Netherlands) (100.00%)
     Enron Agua Colombia Holdings Ltd. (Cayman Islands)
          (100.00%)
          Enron Agua Colombia Investments Ltd. (Cayman
              Islands) (100.00%)
          Enron Agua Colombia Ltd. (Cayman Islands) (99.00%)
            Enron Agua Panama Holdings Ltd. (Cayman Islands)
                (100.00%)
                    Enron Agua Panama Investments Ltd.
                        (Cayman Islands) (100.00%)
     Enron Agua Philippines Holdings Ltd. (Cayman Islands)
           (100.00%)
          Enron Agua Philippines Investments Ltd. (Cayman
              Islands) (100.00%)
          Enron Agua Philippines Ltd. (Cayman Islands)
              (99.00%)
          Enron Argentina Development Ltd. (Cayman Islands)
                (100.00%)
     CORDEX Americas 1997, L.L.C. (Delaware) (50.00%)
          Enron Brazil Gas Supply Ltd. (Cayman Islands)
               (100.00%)
          Enron Brazil Pipeline Ltd. (Cayman Islands)
               (100.00%)
          Enron Brazil Power Holdings I Ltd. (Cayman
               Islands) (100.00%)
     EGE - Empresa de Geracao de Energia Ltd. (Pending).
           (99.00%)
                Enron Brazil Power Investments I Ltd.
                    (Cayman Islands) (100.00%)
     EGE - Empresa de Geracao de Energia Ltd. (Pending)
          (1.00%)
          Enron Brazil Power Holdings II Ltd. (Cayman
              Islands) (100.00%)
                    Enron Brazil Power Investments II Ltd.
                        (Cayman Islands) (100.00%)
                                ESAE - Empresa Sul Americana
                                  de Energia Ltda. (Brazil)
                                  (50.00%)
                    ESAE - Empresa Sul Americana de Energia
                        Ltda. (Brazil) (50.00%)
          Enron Brazil Power Holdings III Ltd. (Cayman
              Islands) (100.00%)
          EBE-Empresa Brasileira de Energia Ltda. (Brazil)
              (99.00%)
                    Enron Brazil Power Investments III Ltd.
                        (Cayman Islands) (100.00%)
          EBE - Empresa Brasileira de Energia Ltda. (Brazil)
              (1.00%)
     Enron Brazil Power Holdings IV Ltd. (Cayman Islands)
          (100.00%)
     Enron Brazil Power Investments IV Ltd. (Cayman Islands)
          (100.00%)
          Enron Brazil Power Holdings V Ltd. (Cayman
              Islands) (100.00%)
     Enron Brazil Power Investments V Ltd. (Cayman Islands)
          (100.00%)
     Enron Brazil Power Holdings VI Ltd. (Cayman Islands)
          (100.00%)
          Enron Brazil Power Investments VI Ltd. (Cayman
              Islands) (100.00%)
     Enron Brazil Power Holdings VII Ltd. (Cayman Islands)
         (100.00%)
     Enron Brazil Power Investments VII Ltd. (Cayman
         Islands) (100.00%)
     Enron Brazil Power Holdings VIII Ltd. (Cayman Islands)
         (100.00%)
     Enron Brazil Power Investments VIII Ltd. (Cayman
         Islands) (100.00%)
     Enron Brazil Power Holdings IX Ltd. (Cayman Islands)
         (100.00%)
     Enron Brazil Power Investments IX Ltd. (Cayman Islands)
         (100.00%)
          Enron Brazil Power Holdings X Ltd. (Cayman
              Islands) (100.00%)
     Enron Brazil Power Investments X Ltd. (Cayman Islands)
         (100.00%)
     Enron Brazil Power Holdings XI Ltd. (Cayman Islands)
         (100.00%)
     Enron Brazil Power Investments XI Ltd. (Cayman Islands)
         (100.00%)
                    ETB-Energia Total do Brazil Ltda.
                        (Brazil) (1.00%)
               ETB-Energia Total do Brazil Ltda. (Brazil)
                   (99.00%)
          Enron Brazil Power Holdings XII Ltd. (Cayman
              Islands) (100.00%)
     Enron Brazil Power Investments XII Ltd. (Cayman
         Islands) (100.00%)
          Enron Brazil Power Holdings XIII Ltd. (Cayman
              Islands) (100.00%)
              PEP - Plena Energia Participacoes Ltda. (Brazil) (1.00%)
          PEP - Plena Energia Participacoes Ltda. (Brazil) (99.00%)
     Enron Brazil Power Investments XIII Ltd. (Cayman
          Islands) (100.00%)
          Enron Brazil Power Holdings XIV Ltd. (Cayman
               Islands) (100.00%)
               Enron Brazil Power Investments XIV Ltd.
                   (Cayman Islands) (100.00%)
          Enron Brazil Power Holdings XV Ltd. (Cayman
              Islands) (100.00%)
               Enron Brazil Power Investments XV Ltd.
                   (Cayman Islands) (100.00%)
          Enron Brazil Power Holdings XVI Ltd. (Cayman
              Islands) (100.00%)
               Enron Brazil Power Investments XVI Ltd.
                   (Cayman Islands) (100.00%)
          Enron Brazil Power Holdings XVII Ltd. (Cayman
              Islands) (100.00%)
               Enron Brazil Power Investments XV II Ltd.
                   (Cayman Islands) (100.00%)
          Enron Brazil Power Holdings XV III Ltd. (Cayman
              Islands) (100.00%)
               Enron Brazil Power Investments XV III Ltd.
                   (Cayman Islands) (100.00%)
          Enron Caribe Holdings Ltd. (Cayman Islands)
              (100.00%)
                    Enron Caribe Ltd. (Cayman Islands)
                        (100.00%)
          Enron Caribe IV Holdings Ltd. (Cayman Islands)
              (100.00%)
                    Enron Caribe IV Ltd. (Cayman Islands)
                        (100.00%)
          Enron Caribe V Holdings Ltd. (Cayman Islands)
              (100.00%)
                    Enron Caribe V Ltd. (Cayman Islands)
                        (100.00%)
          Enron Caribe VI Holdings Ltd. (Cayman Islands)
              (100.00%)
                    Enron Caribe VI Ltd. (Cayman Islands)
                        (100.00%)
               Empresa Energetica Corinto Ltd. (Cayman
                   Islands) (50.00%)
     Enron Colombia Energy B.V. (The Netherlands) (100.00%)
          Enron Power Colombia C.V. (The Netherlands)
              (1.00%)
     Enron Colombia Holdings Ltd. (Cayman Islands) (100.00%)
          Enron Colombia Ventures Ltd. (Cayman Islands)
              (100.00%)
     Enron Colombia, Inc. (Delaware) (100.00%)
     Enron Colombia Investments Ltd. (Cayman Islands)
         (100.00%)
     Enron Colombia Transportation B.V. (The Netherlands)
         (100.00%)
          Enron Colombia Transportation B.V. Colombia Branch
              (Colombia) (100.00%)
            Enron Development Shanghai Ltd. (Cayman Islands)
                (100.00%)
     Enron Development Spain Ltd. (Cayman Islands) (100.00%)
     Enron do Brazil Holdings Ltd. (Cayman Islands)
         (100.00%)
                   EPE-Empressa Produtora de Energia Ltda.
                      (Brazil) (90.00%)
          Enron do Brazil Investments Ltd. (Cayman Islands)
              (100.00%)
                             EPE-Empressa Produtora de
                                 Energia Ltda. (Brazil) (10.00%)
     Enron DRI Development Holdings Ltd. (Cayman Islands)
         (100.00%)
          Enron DRI Development Ltd. (Cayman Islands)
              (100.00%)
     Enron Egypt Power I Ltd. (Cayman Islands) (100.00%)
     Enron Egypt Power II Ltd. (Cayman Islands) (100.00%)
     Enron Electric Brazil Holdings Ltd. (Cayman Islands)
         (100.00%)
          Enron Electric Brazil Ltd. (Cayman (Islands
              (100.00%)
     Enron Electrica de Venezuela Ltd. (Cayman Islands)
         (100.00%)
           Enron Energy Marketing Colombia Ltd. (Cayman
               Islands) (100.00%)
     Enron EPI, Inc. (Cayman Islands) (100.00%)
           Enron EPI Ltd. (Cayman Islands) (100.00%)
           Enron Equity Corp. (Delaware) (14.00%)
          ECT Colombia Pipeline Holdings 1 Ltd. (Cayman
              Islands) (100.00%)
               ECT Colombia Pipeline Holdings 2 Ltd. (Cayman
                     Islands) (100.00%)
                    Promigas S.A., E.S.P. (Pending) (39.54%)
                         Gases de la Guajira S.A., E.S.P.
                              (Pending) (6.21%)
                         Gases del Caribe S.A., E.S.P.
                             (Pending) (30.99%)
                              Gases de la Guajira S.A.,
                                  E.S.P. (Pending) (72.37%)
                              Gas de Risaralda S.A.
                                 (Pending) (17.07%)
                              Gasnacol S.A.(Pending)
                                 (14.00%)
                         Suritas S.A., E.S.P. (Pending)
                            (80.07%)
                              Gasnacol S.A. (Pending)
                                 (14.00%)
                              Tolgas S.A. (Pending) (18.69%)
               Enron Colombia Marketing Holdings Ltd.
                   (Cayman Islands) (100.00%)
                    Gas Trade Servicios Investments 1 Ltda.
                         (Cayman Islands) (49.00%)
                    Gas Trade Servicios Investments 2 Ltda.
                         (Cayman Islands) (49.00%)
                    Gas Trade Servicios Investments 3 Ltda.
                         (Cayman Islands) (49.00%)
                    Gas Trade Servicios Investments 4 Ltda.
                         (Cayman Islands) (49.00%)
                    Gas Trade Servicios Investments 5 Ltda.
                         (Cayman Islands) (49.00%)
                    Gas Trade Servicios Ltda. (Cayman
                        Islands) (49.00%)
               Enron Global Power & Pipelines L.L.C.
                   (Delaware) (1.90%)
               Enron Dominicana Holding Limited (Cayman
                   Islands) (100.00%)
                    Enron Dominicana Holding Limited
                        Partnership (Cayman Islands) (1.00%)
               Enron Dominican Republic Ltd. (Cayman
                   Islands) (100.00%)
                          Smith/Enron Cogeneration Limited
                              Partnership (Turks & Caicos Isles)
                              (49.00%)
                    Smith/Enron O&M Limited Partnership
                        (Turks & Caicos Isles) (49.00%)
               Enron Dominican Republic Operations Ltd.
                   (Cayman Islands) (100.00%)
                          Smith/Enron Cogeneration Limited
                              Partnership (Turks & Caicos Isles)
                              (1.00%)
                    Smith/Enron O&M Limited Partnership
                        (Turks & Caicos Isles) (1.00%)
               Enron Power Philippines Corp. (Philippines)
                    (100.00%)
                    Batangas Power Corp. (Philippines)
                        (50.00%)
                    Subic Power Corp. (Philippines) (50.00%)
               Puerto Quetzal Power Corp. (Delaware)
                    (50.00%)
                    Electricidad del Pacifico, S.A.
                        (Guatemala) (100.00%)
                    Western Caribbean Finance L.P. (Texas)
                         (98.00%)
          Enron Gas de Venezuela Ltd. (Cayman Islands)
              (100.00%)
          Enron Holding Company, L.L.C. (Delaware) (78.00%)
               Enron Global Power & Pipelines L.L.C.
                   (Delaware) (52.00%)
                    Enron Dominican Republic Ltd. (Cayman
                        Islands) (100.00%)
                                   Smith/Enron Cogeneration
                                       Limited Partnership (Turks
                                       & Caicos Isles) (49.00%)
                         Smith/Enron O&M Limited Partnership
                              (Turks & Caicos Isles) (49.00%)
                    Enron Dominican Republic Operations Ltd.
                         (Cayman Islands) (100.00%)
                                   Smith/Enron Cogeneration
                                       Limited Partnership
                                       (Turks & Caicos Isles)
                                       (1.00%)
                         Smith/Enron O&M Limited Partnership
                              (Turks & Caicos Isles) (1.00%)
                    Enron Power Philippines Corp.
                        (Philippines) (100.00%)
                         Batangas Power Corp. (Philippines)
                             (50.00%)
                         Subic Power Corp. (Philippines)
                             (50.00%)
                    Puerto Quetzal Power Corp. (Delaware)
                         (50.00%)
                         Electricidad del Pacifico, S.A.
                              (Guatemala) (100.00%)
                         Western Caribbean Finance L.P.
                             (Texas) (98.00%)
      Enron ERE Holdings Ltd. (Cayman Islands) (100.00%)
          Enron Entre Rios Expansion Ltd. (Cayman Islands)
              (99.00%)
          Enron ERE Investments Ltd. (Cayman Islands)
              (100.00%)
     Enron Europe Operations (Advisor) Limited (England)
         (100.00%)
     Enron Europe Operations (Supervisor) Limited (England)
         (100.00%)
      Enron Fiji Power Ltd. (Cayman Islands) (100.00%)
      Enron Ghana Holdings Ltd. (Cayman Islands) (100.00%)
          Enron Ghana Investments Ltd. (Cayman Islands)
              (100.00%)
          Enron Ghana Ltd. (Cayman Islands) (99.00%)
                    Enron India Power Ltd. (Cayman Islands)
                        (100.00%)
                            Enron MHC Tamil Nadu Company
                                (Mauritius) (100.00%)
             Enron Global Pakistan Ltd. (Cayman Islands)
                 (100.00%)
                     Enron Global Mauritius Company, L.L.C.
                         (Mauritius) (100.00%)
     Enron Guatemala Holdings Ltd. (Cayman Islands)
         (100.00%)
          PQP Limited (Cayman Islands) (100.00%)
              Enron Guinea Development Ltd. (Cayman Islands)
                  (100.00%)
     Enron Haripur Holdings B.V. (The Netherlands) (100.00%)
              Enron India Energy Ltd. (Cayman Islands)
                  (100.00%)
     Enron Industrial de Venezuela Ltd. (Cayman Islands)
         (100.00%)
     Enron International Argentina Holdings Ltd. (Cayman
         Islands) (20.00%)
          Enron Comercializadora de Energia Argentina S.A.
               (Argentina) (1.00%)
          Enron International Argentina Investments Ltd.
              (Cayman Islands) (100.00%)
               Enron Comercializadora de Energia Argentina
                   S.A. (Argentina) (99.00%)
     Enron International Argentina Transmission Ltd. (Cayman
         Islands) (100.00%)
          Enron International Argentina Transmission
              Investment Ltd. (Cayman Islands) (100.00%)
     Enron International Asia Pacific Ltd. (Cayman Islands)
         (100.00%)
             Enron International Australia Ltd. (Cayman
                 Islands) (100.00%)
     Enron International Bahia Ltd. (Cayman Islands)
         (100.00%)
          EBD - Empresa Brasileira Distribudora Ltda.
              (Brazil) (1.00%)
     Enron International Bahia Holdings Ltd. (Cayman
         Islands) (100.00%)
               EBD - Empresa Brasileira Distribudora Ltda.
                  (Brazil) (99.00%)
     Enron International Bolivia Holdings Ltd. (Cayman
         Islands) (100.00%)
     GasOriente Boliviano S.A. (Bolivia) (98.40%)
     Enron International Bolivia Investments Ltd. (Cayman
         Islands) (100.00%)
          GasOriente Boliviano S.A. (Bolivia) (00.80%)
             Enron International Brazil 1997 Ltd. (Cayman
                 Islands) (100.00%)
          Borgogna Participacoes e Empreendimentos Ltda.
              (Brazil) (84.00%)
               Riogas S.A.  (Brazil) (16.30% Common; 29.335%
                    Preferred)
          E menthal Participacoes e Empreendimentos Ltda.
               (Brazil) (51.00%)
               Riogas S.A.  (Brazil) (16.30% Common; 29.335%
                    Preferred)
          GEC Participacoes Ltda. (Brazil) (1.00%)
          Companhia Estadual de Gas do Rio de Janeiro
               (Brazil) (28.38%)
     Giverny Participacoes e Empreendimentos Ltda. (Brazil)
          (1.00%)
     Global Petroleum & Gas Industry Limited (Jersey)
          (100.00%)
          Gas Participacoes S.A. (Brazil) (100.00%)
               Dutopar Participacoes Ltda (Brazil) (99.00%)
               Gas de Alagoas S.A.  (Brazil) (41.50%)
     RGS Participacoes Ltda. (Brazil) (99.00%)
     Giverny Participacoes e Empreendimentos Ltda. (Brazil)
         (99.00%)
             Enron International Brazil Gas Holdings Ltd.
                 (Cayman Islands) (100.00%)
          GEC Participacoes Ltda. (Brazil) (99.00%)
          Companhia Estadual de Gas do Rio de Janeiro
              (Brazil) (28.38%)
     RGS Participacoes Ltda. (Brazil) (1.00%)
     Enron International Brazil Investments Ltd. (Cayman
         Islands) (100.00%)
     Global Petroleum & Gas Industry Limited (Jersey)
         (100.00%)
         Gas Participacoes S.A. (Brazil) (100.00%)
               Companhia de Gas de Bahia S.A. (Brazil)
                    (41.50%)
               Companhia de Gas de Santa Catarina S.A.
                    (Brazil) (41.00%)
               Companhia Paraibana de Gas S.A. (Brazil)
                    (41.50%)
               Companhia Paranaense de Gas S.A. (Brazil)
                    (24.50%)
               Companhia Pernambucana de Gas S.A.  (Brazil)
                    (41.50%)
               Empresa Sergipana de Gas S.A. (Brazil)
                    (41.50%)
     Enron International Brazil Power Holdings V Ltd.
         (Pending) (100.00%)
          Terraco Participacoes Ltda. (Brazil) (99.00%)
               Elektro - Electricidada e Servios S/A
                   (Brazil) (89.99%)
     Enron International Brazil Power Investments V Ltd.
         (Pending) (100.00%)
          Terraco Participacoes Ltda. (Brazil) (1.00%)
               Elektro - Electricidada e Servios S/A
                   (Brazil) (89.99%)
       Enron International B.V. (The Netherlands) (100.00%)
             Enron International China CP Ltd. (Cayman
                 Islands) (100.00%)
          China Pipeline Holdings Ltd. (Cayman Islands)
               (64.85%)
             Enron International China Gas Ltd. (Cayman Islands)
                 (100.00%)
     Enron International China Ltd. (Cayman Islands)
         (100.00%)
     Enron International China Pipeline Ltd. (Cayman
         Islands) (100.00%)
     Enron International CMI Ltd. (Cayman Islands) (100.00%)
Enron MHC India Development Ltd. (Mauritius) (100.00%)
               Enron India Private Ltd. (India) (100.00%)
             Enron International C.V. (The Netherlands)
                 (0.10%)
     Enron International El Salvador Holdings Ltd. (Cayman
         Islands) (100.00%)
          Enron International Central America ltd. (Cayman
              Islands) (100.00%)
          Enron International de El Salvador Ltd. (Cayman
              Islands) (100.00%)
     Enron International Energy (Asia) Pte. Ltd. (Singapore)
          (100.00%)
             Enron International Gujarat Ltd. (Cayman
                 Islands) (100.00%)
                    Enron MHC Gujarat Company (Mauritius)
                        (100.00%)
     Enron International Hainan Pipeline Ltd. (Delaware)
         (100.00%)
     Enron International Holdings Corp. (Delaware) (27.00%)
          Electricidad Enron de Guatemala, Sociedad Anonima
               (Guatemala) (100.00%)
          Enron Global, Inc. (Delaware) (100.00%)
               Enron Holding Company, L.L.C. (Delaware)
                   (1.00%)
                    Enron Global Power & Pipelines L.L.C.
                         (Delaware) (52.00%)
                         Enron Power Philippines Corp.
                              (Philippines (100.00%)
                              Batangas Power Corp.
                                   (Philippines (50.00%)
                              Subic Power Corp. (Philippines
                                   (50.00%)
                         Puerto Quetzal Power Corp. (Delaware)
                              (50.00%)
                              Electricidad del Pacifico, S.A.
                                   (Guatemala (100.00%)
                              Western Caribbean Finance L.P.
                                   (Texas) (98.00%)
          Enron Global Power & Pipelines L.L.C. (Delaware) (52.00%)
               Enron Power Philippines Corp. (Philippines)
                    (100.00%)
                    Batangas Power Corp. (Philippines)
                        (50.00%)
                    Subic Power Corp. (Philippines) (50.00%)
               Puerto Quetzal Power Corp. (Delaware) (50.00%)
                    Electricidad del Pacifico, S.A. (Guatemala)
                         100.00%)
                    Western Caribbean Finance L.P. (Texas) (98.00%)
          Enron Holding Company, L.L.C. (Delaware) (21.00%)
               Enron Global Power & Pipelines L.L.C. (Delaware)
                    (52.00%)
                    Enron Power Philippines Corp. (Philippines)
                         (100.00%)
                         Batangas Power Corp. (Philippines)
                              (50.00%)
                         Subic Power Corp. (Philippines) (50.00%)
                    Puerto Quetzal Power Corp. (Delaware) (50.00%)
                         Electricidad del Pacifico, S.A.
                              (Guatemala) (100.00%)
                         Western Caribbean Finance L.P. (Texas)
                              (98.00%)
     Enron International Haripur Ltd. (Cayman Islands) (100.00%)
               Enron Holding Company, L.L.C. (Delaware) (1.00%)
                    Enron Global Power & Pipelines L.L.C.
                         (Delaware) (52.00%)
                         Enron Power Philippines Corp.
                              (Philippines) (100.00%)
                              Subic Power Corp. (Phillippines) (50.00%)
     Enron International India Ltd. (Cayman Islands) (100.00%)
          Enron Distribution Ventures MHC Ltd. (Mauritius) (100.00%)
          Enron International MHC Kannur Ltd. (Mauritius) (100.00%)
     Enron Renovation and Modernization MHC Ltd. (Mauritius) (100.00%)
           Enron International Kelatin Development (Cayman Islands)
               (100.00%)
     Enron International Korea Investments Ltd. (Cayman Islands)
          (100.00%)
     Enron International Latin America Ltd. (Cayman Islands) (100.00%)
     Enron International Latin America Investments Ltd. (Cayman
          Islands) (100.00%)
           Enron International Mauritius Ltd. (Cayman Islands)
               (100.00%)
     Enron International Morrocco Ltd. (Cayman Islands) (100.00%)
     Enron International Nepal Ltd. (Cayman Islands) (100.00%)
     Enron International Peru Holdings Ltd. (Cayman Islands) (100.00%)
     Enron International Peru Ltd. (Cayman Islands) (100.00%)
     Enron International Phillippines Energy Ltd. (Cayman Islands)
          (100.00%)
     Enron International Philippines Pipelines Ltd. (Cayman Islands)
          (100.00%)
           Enron International (Philippines) Ltd. (Cayman Islands)
               (100.00%)
     Enron International Rio Investments 1997 Ltd. (Cayman Islands)
          (100.00%)
     Enron International Sichuan Hydroelectric Ltd. (Cayman Islands)
          (100.00%)
          Enron Vietnam Power II Ltd. (Cayman Islands) (100.00%)
           Enron International South Australia Development Ltd.
               (Cayman Islands) (100.00%)
     Enron International Thailand Ltd. (Cayman Islands) (100.00%)
     Enron International Thai-Lao Holdings Ltd. (Cayman Islands)
          (100.00%)
     Enron International Tuas Ltd. (Cayman Islands) (100.00%)
           Enron International Uganda Ltd. (Cayman Islands) (100.00%)
     Enron LNG Atlantic Holdings Ltd. (Cayman Islands) (100.00%)
          Enron LNG Atlantic Investments Ltd. Cayman Islands)
               (100.00%)
          Enron LNG Atlantic Ltd. (Cayman Islands) (99.00%)
     Enron LNG Holdings Ltd. (Cayman Islands) (100.00%)
          Enron LNG Investments Ltd. (Cayman Islands) (100.00%)
          Enron LNG Services Ltd. (Cayman Islands) (99.00%)
     Enron LNG Power (Atlantic) Ltd. (Cayman Islands) (100.00%)
          Buenergia Enron de Puerto Rico Ltd. (Cayman Islands)
               (100.00%)
          LNG Power I, LLC (Cayman Islands) (00.01% Value;
             100.00% Voting)
               LNG Power III, LLC (Cayman Islands) (75.00%
                  Value)
                    Buenergia Gas & Power Ltd. (Cayman
                        Islands) (100.00%)
                         EcoElectrica Holdings, Ltd. (Cayman
                              Islands) (50.00%)
                              EcoElectrica L.P.  (Bermuda)
                                   (99.00%)
                              EcoElectrica, Ltd. (Cayman
                                   Islands) (100.00%)
                                   EcoElectrica L.P.
                                        (Bermuda) (1.00%)
          LNG Power III, LLC (Cayman Islands) (25.00% Value;
             100.00% Voting)
               Buenergia Gas & Power Ltd. (Cayman Islands)
                    (100.00%)
                    EcoElectrica Holdings, Ltd. (Cayman
                         Islands) (50.00%)
                         EcoElectrica L.P. (Bermuda) (99.00%)
                         EcoElectrica, Ltd. (Cayman Islands)
                              (100.00%)
                              EcoElectrica L.P. (Bermuda) (1.00%)
          LNG Power IV Ltd. (Cayman Islands) (100.00%)
               LNG Power II, LLC (Cayman Islands) (100.00%)
                    LNG Power I, LLC (Cayman Islands) (00.01%
                         Value; 100.00% Voting)
                         LNG Power III, LLC (Cayman Islands)
                             (75.00% Value)
                         Buenergia Gas & Power Ltd. (Cayman
                              Islands) (100.00%)
                         EcoElectrica Holdings, Ltd. (Cayman
                              Islands) (50.00%)
                         EcoElectrica L.P. (Bermuda) (99.00%)
                         EcoElectrica, Ltd. (Cayman Islands)
                              (100.00%)
                               EcoElectrica L.P. (Bermuda)
                                   (1.00%)
                    Buenergia Ltd. (Cayman Islands)
                        (100.00%)
                          Buenergia B.V. (The Netherlands) (100.00%)
            Enron Mariana Holdings Corp. (Delaware) (100.00%)
                      Enron Mariana Power L.L.C. (Delaware) (100.00%)
            Enron Mauritius Pakistan Company, L.L.C. (Mauritius)
               (100.00%)
     Enron Mendoza Water Investments Ltd. (Cayman Islands) (100.00%)
     Enron Middle East Development LLC (Delaware) (1.00%)
     Enron Paysandu Holdings Ltd. (Cayman Islands) (100.00%)
          Enron Paysandu Development Ltd. (Cayman Islands) (100.00%)
     Enron Polska B.V. (The Netherlands) (100.00%)
     Enron Power Services B.V. (The Netherlands) (100.00%)
     Enron Reserve 4 B.V. (The Netherlands) (100.00%)
          Enpak Power (Private) Company (Pakistan) (100.00%)
     Enron Reserve 6 B.V. (The Netherlands) (100.00%)
          Enron Development International C.V. (The Netherlands)
               (0.10%)
     Enron Reserve 7 B.V. (The Netherlands) (100.00%)
          Enron (Bolivia) C.V. (The Netherlands) (1.00%)
                           Gas TransBolivianao S. A. (Bolivia)
                                 (49.60%)
     Enron Reserve 8 B.V. (The Netherlands) (100.00%)
          Enron Caribe C.V. (The Netherlands) (1.00%)
          Enron Power I C.V. (The Netherlands) (1.00%)
                Enron Power Honduras S. de R.L. de C.V.**
                    (Honduras) (99.00%)
     Enron Reserve 9 B.V. (The Netherlands) (100.00%)
          Enron Power II C.V. (The Netherlands) (1.00%)
     Enron Reserve I B.V (The Netherlands) (100.00%)
          Smith/Enron Cogeneracion Internacional, S.A.
              (Dominican Republic) (50.00%)
      Smith/Enron Cogeneration Limited Partnership (Turks &
           Caicos Isles) (1.00%)
          Smith/Enron O&M Limited Partnership (Turks &
              Caicos Isles) (1.00%)
      Enron Reserve II B.V. (The Netherlands) (100.00%)
            Offshore Power Operations C.V. (The Netherlands)
                (0.10%)
             Enron Servicios Energeticos Holdings Ltd.
                 (Cayman Islands) (100.00%)
                    Enron Servicios Energeticos Ltd. (Cayman
                        Islands) (100.00%)
            Enron Transportadora Holdings Ltd. (Cayman
                Islands) (100.00%)
     TR Holdings (Bolivia) C.V. (The Netherlands) (50.00%)
     TR Holdings Ltda. (Bolivia) (50.00%)
                      TR Investments (Bolivia) B.V. (The
                           Netherlands) (100.00%)
     Enron UAE Ltd. (Cayman Islands) (100.00%)
     Enron Venezuela Services Ltd. (Cayman Islands)
         (100.00%)
     Enron VenSteel ltd. (The Netherlands) (100.00%)
      Enron Water China Holdings Ltd. (Cayman Islands)
          (100.00%)
     Enron Water China Investments Ltd. (Cayman Islands)
         (100.00%)
            Enron Water Projects Holdings Ltd. (Cayman
                Islands) (100.00%)
                      Enron Water Projects Ltd. (Cayman
                          Islands) (100.00%)
             Enron Water Saigon Holding Co. (Cayman Islands)
                 (100.00%)
                     Enron Water Saigon Ltd. (Cayman
                         Islands) (100.00%)
     Enron Water Vietnam Holdings Ltd. (Cayman Islands)
         (100.00%)
          Enron Water Vietnam Investments Ltd. (Cayman
              Islands) (100.00%)
          Enron Water Vietnam Ltd. (Cayman Islands) (99.00%)
     Enron Wenchang Holdings Company Ltd. (Cayman Islands)
         (100.00%)
          Enron Wenchang Investments Ltd. (Cayman Islands)
              (100.00%)
               Hainan Holdings Ltd. (Cayman Islands) (1.00%)
                    Enron Reserve III B.V. (The Netherlands)
                         (100.00%)
                         Enron Wenchang Power C.V. (The
                              Netherlands) (1.00%)
                         Hainan Meinan Power Company CJV
                             (China) (99.00%)
                         Hainan Meinan Power Services
                              Company, Limited (China) (100.00%)
                         Hainan Meinan Power Company CJV
                              (China) (1.00%)
                    Enron Wenchang Power C.V. (The
                        Netherlands) (99.00%)
                             Hainan Meinan Power Company CJV
                              (China) (99.00%)
          Hainan Holdings Ltd. (Cayman Islands) (49.00%)
               Enron Reserve III B.V. (The Netherlands)
                   (100.00%)
                    Enron Wenchang Power C.V. (The
                        Netherlands) (1.00%)
                         Hainan Meinan Power Company CJV
                             (China) (99.00%)
                    Hainan Meinan Power Services Company,
                        Limited (China) (100.00%)
                              Hainan Meinan Power Company
                                  CJV (China) (1.00%)
               Enron Wenchang Power C.V. (The Netherlands) (99.00%)
                          Hainan Meinan Power Company CJV
                             (China) (99.00%)
          Hainan Funding LLC (Turks & Caicos Isles) (50.00%)
     Enron West Africa Pipeline ltd. (Cayman Islands)
         (100.00%)
     Enron & Partners Limited (England) (100.00%)
     ET Power 1 L.L.C. (Delaware) (100.00%)
     ET Power 2 L.L.C. (Delaware) (100.00%)
     ET Power 3 L.L.C. (Delaware) (100.00%)
     Greenfield Holding Company (Cayman Islands) (100.00%)
          Greenfield Shipping Company Limited (Cayman
              Islands) (99.80%)
     India Electric Maintenance Ltd. (Cayman Islands)
         (100.00%)
               Enron International C.V. (The Netherlands)
                   (99.90%)
            Luanda Power Holdings Ltd. (Cayman Islands)
                (100.00%)
                    Luanda Power Company Ltd. (Cayman
                        Islands) (100.00%)
     Mesquite Holdings B.V. (The Netherlands) (100.00%)
          Enron Design C.V. (The Netherlands) (99.00%)
          Enron Power Holdings C.V. (The Netherlands)
              (99.00%)
               Trakya Elektrik Uretim ve Ticaret A.S.
                    (Turkey) (50.00%)
                    Enron Power Management B.V. (The
                        Netherlands) (100.00%)
                         Enron Design C.V. (The Netherlands)
                              (1.00%)
                    Enron Proje Yonetimi Limited Sirketi
                        (Turkey) (95.00%)
          Enron Turkey Energy B.V. (The Netherlands)
              (100.00%)
               Enron Power Holdings C.V. (The Netherlands)
                   (0.10%)
                    Trakya Elektrik Uretim ve Ticaret A.S
                        (Turkey) (50.00%)
                              Servicios Colombianos de
                                   Electricidad Ltd. (Cayman Islands)
                                   (100.00%)
                         Enron Power Management B.V. (The
                              Netherlands) (100.00%)
                              Enron Design C.V. (The
                                   Netherlands) (1.00%)
                         Enron Proje Yonetimi Limited
                             Sirketi (Turkey) (95.00%)
     Redfield Holding Company Limited (Cayman Islands)
          (100.00%)
     Southern Cone Gas, Ltd. (Cayman Islands) (100.00%)
     Travamark Two B.V. (The Netherlands) (100.00%)
          Offshore Power Production C.V. (The Netherlands)
               (0.30%)
               DPC Holdings C.V. (The Netherlands) (79.90%)
               Enron India Holdings Ltd. (Cayman Islands)
                   (100.00%)
                    Enron Mauritius Company (Mauritius)
                        (1.00%)
                         Dabhol Power Company (India)
                             (80.00%)
                    DPC Holdings C.V. (The Netherlands)
                       (0.10%)
               Enron Mauritius Company (Mauritius) (0.10%)
                    Dabhol Power Company (India) (80.00%)
ATLANTIC WATER TRUST (Delaware) (100.00%)
     Azurix Corp. (Delaware) (100.00%)
          Azurix AGOSBA Holdings Ltd. (Cayman Islands)
              (100.00%)
               Azurix AGOSBA Ltd. (Cayman Islands) (100.00%)
          Azurix Cancun B.V. (The Netherlands (100.00%)
Enron Water Israel Ltd. (Israel) (100.00%)
          Azurix Cancun Ltd. (Cayman Islands) (100.00%)
          Azurix Chaoyang Holdings ltd. (Cayman Islands)
               (100.00%)
          Azurix Chengdu Holdings Ltd. (Cayman Islands)
               (100.00%)
               Azurix Chengdu Ltd. (Cayman Islands)
                  (100.00%)
          Azurix Chile Holdings Ltd. (Cayman Islands)
               (100.00%)
               Azuriz Chile Ltd. (Cayman Islands) (100.00%)
          Azurix China Holdings Ltd. (Cayman Islands)
               (100.00%)
               Azurix China Investments Ltd. (Cayman
                    Islands) (100.00%)
          Azurix Colombia Holdings ltd. (Cayman Islands)
               (100.00%)
               Azurix Colombia Investments Ltd. (Cayman
                    Islands) (100.00%)
                         Azurix Colombia Ltd. (Cayman
                              Islands) (1.00%)
               Azurix Colombia Ltd. (Cayman Islands) (99.00%)
          Azurix Egypt Ltd. (Cayman Islands) (100.00%)
          Azurix Finance Corp. (Delaware) (100.00%)
          Azurix Jose Holdings Ltd. (Cayman Islands) (100.00%)
               Azurix Jose Investments Ltd. (Cayman Islands)
                    (100.00%)
                         Azurix Jose Ltd. (Cayman Islands) (1.00%)
               Azurix Jose Ltd. (Cayman Islands) (99.00%)
          Azurix Kuwait Ltd. (Cayman Islands) (100.00%)
          Azurix Lebanon Ltd. (Cayman Islands) (100.00%)
          Azurix Ltd. (Cayman Islands) (100.00%)
               Azurix Europe Ltd. (England) (100.00%)
          Azurix Mendoza Investments Ltd. (Cayman Islands) (100.00%)
          Azurix Misiones Holdings Ltd. (Cayman Islands) (100.00%)
               Azurix Misiones Ltd. (Cayman Islands) (100.00%)
          Azurix Panama Holdings Ltd. (Cayman Islands) (100.00%)
               Azurix Panama Investments Ltd. (Cayman Islands)
                    (100.00%)
          Azurix Philippines Holdings Ltd. (Cayman Islands)
               (100.00%)
               Azurix Phillippines Investments Ltd. (Cayman
                    Islands) (100.00%)
                    Azurix Phillippines Ltd. (Cayman Islands)
                         (1.00%)
               Azurix Phillippines Ltd. (Cayman Islands) (99.00%)
          Azurix Projects Holdings Ltd. (Cayman Islands) (100.00%)
               Azurix Projects ltd. (Cayman Islands) (100.00%)
          Azurix Rio Holdings Ltd. (Cayman Islands) (100.00%)
               Azurix Rio Investments Ltd. (Cayman Islands) (100.00%)
                    SCE - Sociedade Carioca de Energia Ltda.
                         (Brazil) (1.00%)
                    SPE - Sociedade Paulista de Energia Ltda.
                         (Brazil) (1.00%)
               SCE - Sociedade Carioca de Energia Ltda. (Brazil)
                    (99.00%)
               SPE - Sociedade Paulista de Energia Ltda. (Brazil)
                    (99.00%)
          Azurix Saigon Holding Co. (Cayman Islands) (100.00%)
               Azurix Saigon Ltd. (Cayman Islands) (100.00%)
          Azurix Suzhou Holdings Ltd. (Cayman Islands) (100.00%)
               Enron Suzhou Water Ltd. (Pending). (100.00%)
          Azurix Tuscany ltd. (Cayman Islands) (100.00%)
          Azurix U.K. Ltd. (Cayman Islands) (100.00%)
          Azurix Vietnam Holdings Ltd. (Cayman Islands) (100.00%)
               Azurix Vietnam Investments Ltd. (Cayman Islands)
                    (100.00%)
                    Azurix Vietnam Ltd. (Cayman Islands) (1.00%)
               Azurix Vietnam Ltd. (Cayman Islands) (99.00%)
          Enron Argentina Holding, Inc. (Delaware) (100.00%)
               Enron Capital & Trade Resources Argentina S.A.
                    (Argentina) (00.01%)
          Enron Capital & Trade Resources Argentina S.A. (Argentina)
               (99.00%)
          Wessex Water Plc (England) (100.00%)
               Brunel Insurance Company (Guernsey) (100.00%)
               Recycle UK Limited (England) (100.00%)
               SC Technology AG (Switzerland) (100.00%)
               SC Technology Deutschland GmbH (Germany) (100.00%)
               UK Water International Limited (England) (100.00%)
               Water Management International Limited (England)
                    (100.00%)
               Wessex Engineering Services Ltd (England) (100.00%)
               Wessex international Water Services Ltd (England)
                    (100.00%)
               Wessex Managed Services Ltd (England) (100.00%)
               Wessex Property Services Ltd (England) (100.00%)
               Wessex Spring Water Limited (England) (100.00%)
               Wessex Waste Management Ltd (England) (100.00%)
               Wessex Water BV (England) (100.00%)
               Wessex Water Commercial Ltd (England) (100.00%)
               Wessex Water Employee Trust Ltd (England) (100.00%)
               Wessex Water Engineering Services Ltd (England) (100.00%)
               Wessex Water Services Limited (England) (100.00%)
BLACK BAY, LLC (Delaware) (31.50%)
ENRON ACQUISITION II CORP. (Delaware) (100.00%)
 ENRON AGUAVEN HOLDINGS LTD. (Cayman Islands) (100.00%)
     Enron Aguaven Investments Ltd. (Cayman Islands) (100.00%)
     Enron Agua Venezuela Ltd. (Cayman Islands) (99.00%)
 ENRON AMERICAS, INC. (Delaware) (100.00%)
     The Protane Corporation (Delaware) (100.00%)
          Citadel Corporation Limited (Cayman Islands) (100.00%)
               Citadel Venezolana, S.A. (Venezuela) (100.00%)
                    Interruptores Especializados Lara, S.A.
                         (Venezuela) (66.00%)
                            Enron Caribbean Holdings Ltd. (Cayman
                                Islands) (100.00%)
               Industrial Gases Limited (Jamaica) (100.00%)
               Manufacturera de Aparatos Domesticos, S.A.
                    (Venezuela) (41.77%)
          Enron Americas Energy Services, Inc. (Puerto Rico)
               (100.00%)
          Enron Americas Limited (Cayman Islands) (100.00%)
          ProCaribe Division of The Protane Corporation (Delaware)
               (100.00%)
          Progasco, Inc. (Puerto Rico) (100.00%)
          V. Holdings Industries, S.A. (Venezuela) (100.00%)
                  Finven Financial Institution Limited (Cayman
                    Islands) (100.00%)
               Enron Dominicana Holding Limited Partnership (Cayman
                    Islands) (99.00%)
                                    Smith/Enron Cogeneration Limited
                                         Partnership (Turks & Caicos Isles)
                                         (35.00%)
          Industrias Ventane, S.A. (Venezuela) (100.00%)
               Duck Lake International A.V.V. (Aruba) (97.00%)
               Industrial Larcada, S.A. (Venezuela) (100.00%)
               Servicios Consolidados Ventane, S.A. (Venezuela)
                    (100.00%)
               Servicios Vengas, S.A. (Venezuela) (100.00%)
               Transporte Mil Ruedas, S.A. (Venezuela) (100.00%)
               Vengas de Caracas, S.A. (Venezuela) (100.00%)
               Vengas de Occidente, S.A. (Venezuela) (100.00%)
               Vengas de Oriente, S.A. (Venezuela) (100.00%)
               Vengas del Centro, S.A. (Venezuela) (100.00%)
 ENRON ARGENTINA HOLDING, INC. (Delaware) (100.00%)
     Enron Capital & Trade Resources Argentina S.A. (Argentina) (99.99%)
 ENRON ARGENTINA INVESTMENTS, INC. (Delaware) (100.00%)
     Enron CHESA (Delaware) Limited Liability Company (Delaware) (1.00%)
     Enron CHESA Texas Limited Liability Company (Texas) (1.00%)
          Compania Hidroelectrica Enron S.A. (Argentina) (99.99%)
     Enron International Argentina Holdings Ltd. (Cayman Islands) (80.00%)
               Enron International Argentina Investments Ltd.
                    (Cayman Islands) (100.00%)
 ENRON ARGENTINA VENTURES, INC. (Delaware) (100.00%)
 ENRON ATLANTIC LNG LTD. (Cayman Islands) (100.00%)
 ENRON BORDER HOLDINGS LTD. (Cayman Islands) (100.00%)
     Enron Border Investments Ltd. (Cayman Islands) (100.00%)
     Enron SAM Border Ltd. (Cayman Islands) (99.00%)
ENRON BPAC LTD. (Cayman Islands) (100.00%)
 ENRON BRAZIL SERVICES LTD. (Cayman Islands) (100.00%)
     Enron Brazil Ltd. (Cayman Islands) (100.00%)
     Enron Servicos do Brasil Ltda. (Brazil) (99.00%)
 ENRON CAPITAL LLC (Turks & Caicos Isles) (99.00%)
 ENRON CAPITAL RESOURCES, L.P (Delaware) (21.00%)
 ENRON CAPITAL & TRADE RESOURCES CORP. (Delaware) (100.00%)
     Brownsville Power I , L.L.C. (Delaware) (100.00%)
     Caledonia Power I, L.L.C. (Delaware) (100.00%)
     Calvert City Power I, L.L.C. (Delaware) (100.00%)
     Cusiana-Cupiagua Oil Securitization 1996 Ltd. (Cayman Islands)
          (100.00%)
     Cypress Acadian Exploration Corp. (Delaware) (100.00%)
     Des Plaines Green Land Development L.L.C. (Delaware) (100.00%)
     Doyle I, L.L.C. (Delaware) (100.00%)
     ECT Cayman Reserve 5 Ltd. (Cayman Islands) (100.00%)
          Enron Distribuidora de Petroleo e Derivados Ltda. (Brazil)
               (99.00%)
     ECT Cayman Reserve 6 Ltd (Cayman Islands) (100.00%)
           ECT Cayman Reserve 8 Ltd. (Cayman Islands) (100.00%)
            ECT Cayman Reserve 9 Ltd. (Cayman Islands) (100.00%)
     ECT Coal Company No. 1, L.L.C. (Delaware) (100.00%)
     ECT Coal Company No. 2, L.L.C. (Delaware) (100.00%)
     ECT Eocene Enterprises, Inc. (Delaware) (100.00%)
     ECT Eocene Enterprises II, Inc. (Delaware) (100.00%)
     ECT Eocene Enterprises III, Inc. (Delaware) (100.00%)
     ECT Europe Finance, Inc. (Delaware) (100.00%)
            ECT Funding L.L.C. (Delaware) (100.00%)
     ECT Development and Funding (England) (50.00%)
          European Commercial Finance S.a.r.l. (Luxembourg) (100.00%)
            ECT International L.L.C. (Delaware) (100.00%)
     ECT Development and Funding (England) (50.00%)
          European Commercial Finance S.a.r.l. (Luxembourg) (100.00%)
     ECT Investing Corp. (Delaware) (100.00%)
     ECT Investments Holding Corp. (Delaware) (100.00%)
     ECT Investments Inc. (Delaware) (100.00%)
     ECT Merchant investments Corp. (Delaware) (100.00%)
     ECT Overseas Holding Corp. (Delaware) (100.00%)
          Enron Capital & Trade Resources Korea Corp. (Delaware)
               (100.00%)
     ECT-PR-B, L.L.C. (Delaware) (100.00%)
     ECT-PR-C, L.L.C. (Delaware) (100.00%)
     ECT-PR-Z, L.L.C. (Delaware) (100.00%)
          ECT Powder River, L.L.C. (Delaware) (100.00%)
               Fort Union Gas Gathering LLC (Delaware) (33.33%)
     ECT Puerto Rico Ltd. (Cayman Islands) (100.00%)
     ECT Securities Corp. (Delaware) (100.00%)
     ECT Securities GP Corp. (Delaware) (100.00%)
          ECT Securities Limited Partnership (Delaware) (00.01%)
     ECT Securities LP Corp. (Delaware) (100.00%)
          ECT Securities Limited Partnership (Delaware) (99.99%)
     ECT Sierra Water Conversation, Inc. (Delaware) (100.00%)
     ECT Strategic Value Corp. (Delaware) (100.00%)
     ECT-WR-B, L.L.C. (Delaware) (100.00%)
     ECT-WR-C, L.L.C. (Delaware) (100.00%)
     ECT-WR-Z, L.L.C. (Delaware) (100.00%)
          ECT Wind River, L.L.C. (Delaware) (100.00%)
               Lost Creek Gathering Company, L.L.C. (Delaware) (35.00%)
     EGS Hydrocarbons Corp. (Texas) (100.00%)
     EGS New Ventures Corp. (Delaware) (100.00%)
          LGMI, Inc. (Delaware) (100.00%)
                             Louisiana Gas Pipeline Company L. P.
                                   (Oklahoma)
          LRCI, Inc. (Delaware) (100.00%)
               Louisiana Resources Pipeline Company L.P. (Oklahoma)
                    (99.00%)
          Louisiana Gas Marketing Company (Delaware) (100.00%)
               Louisiana Gas Pipeline Company L.P. (Oklahoma) (1.00%)
          Louisiana Resources Company (Delaware) (100.00%)
               Louisiana Resources Pipeline Company L.P. (Oklahoma) (1.00%) Enron Administrative Services Corp. (Delaware) (100.00%)
     Enron Cactus III Corp. (Delaware) (100.00%)
          Cactus Hydrocarbon III Limited Partnership (Delaware) (1.00%)
     Enron Cantarell Holdings B.V. (The Netherlands) (100.00%)
     Enron Capital Corp. (formerly JILP-G.P., Inc.) (Delaware) (100.00%)
          Enron Capital Management Limited Partnership (Delaware) (1.00%)
               Joint Energy Development Investments Limited
                    Partnership (Delaware) (50.00%)
Ameritex Venture II, Ltd. (Texas) (99.00%)
                                  Cerrito Gathering Company, Ltd.
                                     (N/A) (38.71%)
                    CGAS, Inc. (Ohio) (97.00%)
                         CGAS Exploration, Inc. (Ohio) (100.00%)
                              Eagle Mountain Energy Corporation
                                   (Ohio) (100.00%)
                         CGAS Investment Corp. (Ohio) (100.00%)
                         CGAS Services Corporation (Ohio) (100.00%)
                              CGAS Securities, Inc. (Ohio) (100.00%)
                              Clinton Nominee Corporation (Ohio) (100.00%)
                              Haulco, Inc. (Ohio) (100.00%)
                              LDC Securities, Inc. (Ohio) (100.00%)
                              Metertech, Inc. (Ohio) (100.00%)
                              Ohio Gasportation, Inc. (Ohio) (100.00%)
                    Gantry Corp. (Delaware) (100.00%)
                    Hughes-Rawls, L.L.C. (Delaware) (50.00%)
                    JEDI Capital L.L.C. (Delaware) (99.00%)
                         JEDI Hydrocarbon Finance I Limited
                              Partnership (Delaware) (1.00%)
                         JEDI Hydrocarbon Finance Limited
                              Partnership (Delaware) (1.00%)
                         JEDI Hydrocarbon Investments I Limited
                              Partnership (Delaware) (1.00%)
                                              JEDI Hydrocarbon Investments II
                                              Limited Partnership (FUEL, CNEN)
                                              (Delaware) (1.00%)
                                                JEDI Hydrocarbon Investments II
                                                Limited Partnership (FUEL, CNEN)
                                                (Delaware) (1.00%)
                    JEDI SPV, L.L.C. (Delaware) (100.00%)
                    Mariner Holdings, Inc. (Delaware) (100.00%)
                         Mariner Energy, Inc. (Delaware) (100.00%)
                                        Meridian Ventures I, L.P. (N/A) (97.00%)
                                   Michigan Gas Partners, L.P. (N/A) (15.00%)
                            Napoleonville Storage Company Limited
                              Partnership (Texas) (1.00%)
                     Pinto Holdings B.V. (The Netherlands) (100.00%)
                                  Rocksprings Energy I, L.P. (Texas) (99.00%)
                                 Segundo Navarro Drilling, Ltd. (Texas) (99.00%) South Dauphin Partners II, L.P. (Pending).
                                      (85.00%)
                                 Sweetwater Gas Partners, L.P. (Texas) (95.00%)
     Enron Capital North America Corp. (Delaware) (100.00%)
          Enron Capital Management III Limited Partnership (Delaware) (99.00%)
               Joint Energy Development Investments II Limited
                    Partnership (Delaware) (49.00%)
                    East Coast Power L.L.C. (Delaware) (100.00%)
                         JEDI Camden GP, L.L.C. (Delaware) (100.00%)
                         JEDI Camden LP, L.L.C. (Delaware) (100.00%)
                    Eugene Offshore Holdings, Inc. (Delaware) (100.00%)
     Enron Capital II Corp. (Delaware) (100.00%)
          Enron Capital Management II Limited Partnership (Delaware) (1.00%)
               Joint Energy Development Investments II Limited
                    Partnership (Delaware) (1.00%)
                    East Coast Power L.L.C. (Delaware) (100.00%)
                         JEDI Camden GP, L.L.C. (Delaware) (100.00%)
                         JEDI Camden LP, L.L.C. (Delaware) (100.00%)
                    Eugene Offshore Holdings, Inc. (Delaware) (100.00%)
     Enron Capital III Corp. (Delaware) (100.00%)
          Enron Capital Management II Limited Partnership (Delaware) (99.00%)
               Joint Energy Development Investments II Limited
                    Partnership (Delaware) (1.00%)
                    East Coast Power L.L.C. (Delaware) (100.00%)
                         JEDI Camden GP, L.L.C. (Delaware) (100.00%)
                         JEDI Camden LP, L.L.C. (Delaware) (100.00%)
                    Eugene Offshore Holdings, Inc. (Delaware) (100.00%)
     Enron Capital IV Corp. (Delaware) (100.00%)
          Enron Capital Management III Limited Partnership (Delaware) (1.00%)
               Joint Energy Development Investments II Limited
                    Partnership (Delaware) (49.00%)
                    East Coast Power L.L.C. (Delaware) (100.00%)
                         JEDI Camden GP, L.L.C. (Delaware) (100.00%)
                         JEDI Camden LP, L.L.C. (Delaware) (100.00%)
                    Eugene Offshore Holdings, Inc. (Delaware) (100.00%)
     Enron Capital & Trade Resources Canada Corp. (Alberta) (100.00%)
     Enron Capital & Trade Resources - Europe B.V. (The Netherlands)
          (100.00%)
          Closed Joint Stock Company EnronEnergo (Russian
               Federation) (99.00%)
          Enron Capital & Trade Resources - Greece B.V. (The
               Netherlands) (100.00%)
          Enron Europe Finance B.V. (The Netherlands) (100.00%)
          Enron LPG Italy S.R.L. (Italy) (100.00%)
          Enron Netherlands B.V. (The Netherlands) (100.00%)
     Enron Capital & Trade Resources International Corp. (Delaware) (100.00%)
          Enron Capital & Trade Resources International Corp. -
               Singapore Branch (N/A) (100.00%)
          Enron Europe Finance & Trading Limited (England) (100.00%)
          Enron Finland Energy Oy Finland) (100.00%)
          Enron Nordic Energy - Swedish branch of ECTRIC (N/A) (100.00%)
          Enron Nordic Energy - Norwegian branch of ECTRIC (N/A) (100.00%)
     Enron Capital & Trade Resources Mexico Holdings B.V. (The
          Netherlands) (100.00%)
          Enron Mexico I B.V. (The Netherlands) (100.00%)
          Enron Mexico II B.V. (The Netherlands) (100.00%)
          Enron Mexico III B.V. (The Netherlands) (100.00%)
          Enron Mexico IV B.V. (The Netherlands) (100.00%)
          Enron Mexico V B.V. (The Netherlands) (100.00%)
          Enron Mexico V I B.V. (The Netherlands) (100.00%)
          Enron Mexico VII B.V. (The Netherlands) (100.00%)
          Enron Mexico VIII B.V. (The Netherlands) (100.00%)
          Enron Mexico IX B.V. (The Netherlands) (100.00%)
          Enron Mexico X B.V. (The Netherlands) (100.00%)
     Enron CASH Company No. 1 (Delaware) (100.00%)
     Enron CASH Company No. 2 (Delaware) (100.00%)
     Enron CASH Company No. 3 (Delaware) (100.00%)
            Enron CASH Company No. 5 (Delaware) (100.00%)
     Enron Compression Services Company (Delaware) (100.00%)
     Enron Cushing Oil Marketing, Inc. (Delaware) (100.00%)
     Enron Delta LLC (Delaware) (100.00%)
     Enron Field Services Corp. (Delaware) (100.00%)
     Enron Finance Corp. (Delaware) (100.00%)
          Enron Hydrocarbons Marketing Corp. (Delaware) (100.00%)
          Enron Reserve Acquisition Corp. (Delaware) (100.00%)
     Enron GasBank, Inc. (Delaware) (100.00%)
     Enron Global de Guatemala, S.A. (Guatemala) (100.00%)
            Enron Mexico Corp. (Delaware) (100.00%)
     Enron Mexico Holdings 2 Ltd. (Cayman Islands) (100.00%)
          Enron Mexico Holdings III L.L.C. (Delaware) (100.00%)
          Enron Mexico Holdings IV L.L.C. (Delaware) (100.00%)
     Enron Mexico Holdings 3 Ltd. (Cayman Islands) (100.00%)
     Enron Mexico Holdings 4 Ltd. (Cayman Islands) (100.00%)
     Enron Mexico Holdings 5 Ltd. (Cayman Islands) (100.00%)
     Enron Mexico Holdings 6 Ltd. (Cayman Islands) (100.00%)
     Enron Minority Development Corp (Delaware) (100.00%)
          Cook Inlet Energy Supply, Limited Partnership (Pending) (30.00%)
     Enron Natural Gas Marketing Corp. (Delaware) (100.00%)
     Enron Potrero L.L.C. (Delaware) (100.00%)
     Enron Power Investments, Inc. (Texas) (100.00%)
          Enron Power Investments Limited (England) (100.00%)
     Enron Power Marketing, Inc. (Delaware) (100.00%)
     Enron Services Company of Louisiana, L.L.C. (Delaware) (100.00%)
     Enron TDF Ltd. (Cayman Islands) (100.00%)
     Enron Wholesale Generating Company, L.L.C. (Delaware) (100.00%)
     FirstWorld Communications, Inc. (Delaware) (100.00%)
          FirstWorld Anaheim (Delaware) (100.00%)
          FirstWorld Engineering (Delaware) (100.00%)
          FirstWorld Orange Coast (Delaware) (100.00%)
          FirstWorld SGV (Delaware) (100.00%)
          FirstWorld SoCal (Delaware) (100.00%)
     Fulton Power I, L.L.C. (Delaware) (100.00%)
     Gleason Power I L.L.C. (Delaware) (100.00%)
     HGK Enterprises GP, Inc. (Delaware) (100.00%)
          Destec Properties Limited Partnership (Nevada) (1.00%)
     HGK Enterprises LP, Inc. (Delaware) (100.00%)
          Destec Properties Limited Partnership (Nevada) (99.00%)
     Jertovec Management and Finance Limited (Cayman Islands) (100.00%) JILP-L.P., Inc. (Delaware) (100.00%)
     Kendall New Century Development, LLC (Delaware) (100.00%)
     Kenobe, Inc. (Delaware) (100.00%)
          EnSerCo, L.L.C. (Delaware) (1.00%)
               Black Bay, LLC (Delaware) (58.50%)
               EB/GB, L.L.C. (Delaware) (90.00%)
     Louisiana Power Marketing Company, L.L.C. (Delaware) (100.00%)
     Long Beach District Energy Facility, LLC (Delaware) (100.00%)
                New Albany Power I, L.L.C. (Delaware) (100.00%)
     OBI-1 Holdings, L.L.C. (Delaware) (100.00%)
     Pittsburg District Energy Facility, L.L.C. (Delaware) (100.00%)
     Risk Management & Trading Corp.  (Delaware) (100.00%)
               SpectraNet International (California) (49.33%)
               SpectraNet Anaheim (California) (100.00%)
               SpectraNet Engineering (California) (100.00%)
               SpectraNet Orange (California) (100.00%)
               SpectraNet Orange Coast (California) (100.00%)
               SpectraNet S.G.V. (California) (100.00%)
     Oilfield Business Investments-1, L.L.C. (Delaware) (100.00%)
          EnSerCo, L.L.C. (Delaware) (49.00%)
     Weather Alert, Inc. (Delaware) (100.00%)
 ENRON CAPITAL & TRADE RESOURCES SOUTH AMERICA S.A. (Argentina)
     (50.00%)
 ENRON CAPITAL TRUST I (Delaware) (100.00%)
     Enron Preferred Funding, L.P. (Delaware) (97.00%)
 ENRON CAPITAL TRUST II (Delaware) (100.00%)
     Enron Preferred Funding II, L.P. (Delaware) (97.00%)
 ENRON CARIBE I LTD. (Cayman Islands) (100.00%)
 ENRON CARIBE II LTD. (Cayman Islands) (100.00%)
 ENRON CARIBE III LTD. (Cayman Islands) (100.00%)
ENRON CAYMAN LEASING LTD. (Cayman Islands) (100.00%)
          Enron Property Management Corp. (Delaware) (100.00%)
          Enron Leasing Partners, L.P. (Delaware) (1.00%)
 ENRON CAYMAN RESERVE 4 LTD. (Cayman Islands) (100.00%)
 ENRON CAYMAN RESERVE 6 LTD. (Cayman Islands) (100.00%)
 ENRON CAYMAN RESERVE 12 LTD. (Cayman Islands) (100.00%)
 ENRON CESKA REPUBLIKA LTD. (The Netherlands (100.00%)
 ENRON CHINA HOLDINGS LTD. (Cayman Islands) (100.00%)
     Enron China Fuels Ltd. (Cayman Islands) (100.00%)
     Enron Lan Yan Limited (Cayman Islands) (99.00%)
 ENRON CHINA POWER HOLDINGS LTD. (Cayman Islands) (100.00%)
 ENRON CI-GH PIPELINE LTD. (Cayman Islands) (100.00%)
 ENRON CLEAN ELECTRICITY LTD. (Cayman Islands) (100.00%)
 ENRON COAL COMPANY (Delaware) (100.00%)
 ENRON COAL PIPELINE COMPANY (Delaware) (100.00%)
ENRON CTS INTERNATIONAL, INC. (Delaware) (100.00%)
 ENRON DEVELOPMENT BELO HORIZONTE LTD. (Cayman Islands) (100.00%)
     Enron Brazil Development C.V. (The Netherlands) (1.00%)
 ENRON DEVELOPMENT BRAZIL LTD. (Cayman Islands) (100.00%)
     Enron Electric Power Brazil C.V. (The Netherlands) (1.00%)
 ENRON DEVELOPMENT (COSTA RICA) LTD. (Cayman Islands) (100.00%)
 ENRON DEVELOPMENT FUNDING LTD. (Cayman Islands) (100.00%)
 ENRON DEVELOPMENT MANAGEMENT LTD. (Cayman Islands) (100.00%)
     Enron Guam Piti Corporation (Guam) (100.00%)
 ENRON DEVELOPMENT PITI HOLDINGS CORP. (Delaware) (100.00%)
     Enron Development Piti L.L.C. (Delaware) (50.00%)
 ENRON DEVELOPMENT (PHILIPPINES) LTD. (Cayman Islands) (100.00%)
 ENRON DEVELOPMENT TURKEY LTD. (Cayman Islands) (100.00%)
 ENRON DEVELOPMENT VIETNAM L.L.C. (Delaware) (99.00%)
 ENRON DUTCH HOLDINGS B.V. (The Netherlands) (100.00%)
        Sarlux s.r.l. (Italy) (45.00%)
 ENRON ECUADOR HOLDINGS LTD. (Cayman Islands) (100.00%)
ENRON EESACQUISITION I CORP. (Delaware) (100.00%)
     Jon Pierce Incorporated (Texas) (100.00%)
 ENRON EGYPT POWER LTD. (Cayman Islands) (100.00%)
 ENRON ELECTRIC (BOLIVIA) LTD (Cayman Islands) (100.00%)
 ENRON ENERGIA DE LA REGION DEL CAUCA HOLDINGS, LTD. (Cayman Islands)
     (100.00%)
     Enron Energia de la Region del Cauca Investments, Ltd. (Cayman
          Islands) (100.00%)
          Enron Energia del Valle 1 Ltd. (Cayman Islands) (50.25%)
          Enron Energia del Valle 2 Ltd. (Cayman Islands) (50.25%)
          Enron Energia del Valle 3 Ltd. (Cayman Islands) (50.25%)
          Enron Energia del Valle 4 Ltd. (Cayman Islands) (50.25%)
          Enron Energia del Valle 5 Ltd. (Cayman Islands) (50.25%)
 ENRON ENERGY OF PERU LTD. (Cayman Islands) (100.00%)
ENRON ENERGY SERVICES L.L.C. (Delaware) (100.00%)
     Enron Energy Services Operations, Inc. (Delaware) (100.00%)
                    Clinton Energy Management Services, Inc. (Ohio)
                         (100.00%)
          Enron Acquisition III Corp. (Delaware) (100.00%)
          Enron Energy Services, Inc. (Delaware) (100.00%)
          Omnicomp, Inc. (Pennsylvania) (100.00%)
The Bentley Company (California) (100.00%)
Bentley Energy Services, Inc. (California) (100.00%)
Engineering and Design Associates, Inc. (Oregon) (100.00%)
ENRON ENNORE HOLDINGS LTD. (Cayman Islands) (100.00%)
 ENRON EPICYCLE THREE B.V. (The Netherlands) (100.00%)
 ENRON EPICYCLE SEVEN B.V. (The Netherlands) (100.00%)
          Enron Water Israel Ltd. (Israel) (100.00%)
 ENRON EPICYCLE EIGHT B.V. (The Netherlands) (100.00%)
 ENRON EQUITY CORP.   (Delaware) (86.00%)
          ECT Colombia Pipeline Holdings 1 Ltd. (Cayman Islands)
               (100.00%)
               ECT Colombia Pipeline Holdings 2 Ltd. (Cayman
                    Islands) (100.00%)
                    Promigas S.A., E.S.P. (Pending) (39.54%)
                         Gases de la Guajira S.A., E.S.P.
                              (Pending) (6.21%)
                         Gases del Caribe S.A., E.S.P. (Pending)
                              (30.99%)
                              Gases de la Guajira S.A., E.S.P.
                                   (Pending) (72.37%)
                              Gas de Risaralda S.A. (Pending)
                                   (17.07%)
                              Gasnacol S.A. (Pending) (14.00%)
                         Suritas S.A., E.S.P. (Pending) (80.07%)
                              Gasnacol S.A. (Pending) (14.00%)
                              Tolgas S.A. (Pending) (18.69%)
               ECT Colombia Pipeline Holdings 3 Ltd. (Cayman
                    Islands) (100.00%)
                    Enron Colombia Holdings de ECT Cayman Reserve
                         3 Ltd. & CIA, S.en C. (Colombia) (1.00%)
               ECT Colombia Pipeline Holdings 4 Ltd. Cayman
                    Islands) (100.00%)
                    Enron Colombia Holdings de ECT Cayman Reserve
                         3 Ltd. & CIA, S.en C. (Colombia) 99.00%)
               Enron Colombia Marketing Holdings Ltd. (Cayman
                    Islands) (100.00%)
                    Gas Trade Servicios Investments 1 Ltda.
                         (Cayman Islands) (49.00%)
                    Gas Trade Servicios Investments 2 Ltda.
                         (Cayman Islands) (49.00%)
                    Gas Trade Servicios Investments 3 Ltda.
                         (Cayman Islands) (49.00%)
                    Gas Trade Servicios Investments 4 Ltda.
                         (Cayman Islands) (49.00%)
                    Gas Trade Servicios Investments 5 Ltda.
                         (Cayman Islands) (49.00%)
                    Gas Trade Servicios Investments Ltda.
                         (Cayman Islands) (49.00%)
          Enron Global Power & Pipelines L.L.C. (Delaware) (1.90%)
               Enron Dominican Republic Ltd. (Cayman Islands) (100.00%)
                          Smith/Enron Cogeneration Limited Partnership
                               (Turks & Caicos Isles) (49.00%)
                    Smith/Enron O&M Limited Partnership
                         (Turks & Caicos Isles) (49.00%)
               Enron Dominican Republic Operations Ltd. (Cayman
                    Islands) (100.00%)
                          Smith/Enron Cogeneration Limited
                              Partnership (Turks & Caicos Isles) (1.00%)
                    Smith/Enron O&M Limited Partnership (Turks &
                         Caicos Isles) (1.00%)
               Enron Power Philippines Corp. (Philippines) 100.00%)
                    Batangas Power Corp. (Philippines) (50.00%)
                    Subic Power Corp. (Philippines) (50.00%)
               Puerto Quetzal Power Corp. (Delaware) (50.00%)
                    Electricidad del Pacifico, S.A. (Guatemala) (100.00%) Western Caribbean Finance L.P. (Texas) 98.00%)
          Enron Holding Company L.L.C. (Delaware) (78.00%)
               Enron Global Power & Pipelines L.L.C. (Delaware) (52.00%)
                    EGPP Services Inc. (Delaware) (100.00%)
                    Enron Commercial Finance Ltd. (Cayman Islands) (100.00%)
                         Enron Cayman Reserve 5 Ltd. (Cayman Islands)
                              (100.00%)
                              Enron Colombia Transportation Ltd.
                                   (Cayman Islands) (100.00%)
                                   Enron Colombia Investments
                                        Limited Partnership (Cayman Islands)
                                        (1.00%)
                                        Enron Colombia Operations Limited
                                             Partnership (Cayman Islands)
                                             (99.00%)
                                   Enron Pipeline Colombia Limited
                                        Partnership (Cayman Islands)
                                        (1.00%)
                                        Enron Colombia Operations
                                             Limited Partnership
                                             (Cayman Islands) (1.00%)
                         Enron Pipeline Company - Colombia Ltd.
                              (Texas) (99.00%)
                    Enron Dominican Republic Ltd. (Cayman Islands) (100.00%)
                         Smith/Enron Cogeneration Limited Partnership
                           (Turks & Caicos Isles) (49.00%)
                                 Smith/Enron O&M Limited Partnership (Turks &
                                    Caicos Isles) (49.00%)
                    Enron Dominican Republic Operations Ltd.
                         (Cayman Islands) (100.00%)
                       Smith/Enron Cogeneration Limited Partnership (Turks
                           & Caicos Isles) (1.00%)
                         Smith/Enron O&M Limited Partnership
                              (Turks & Caicos Isles) (1.00%)
                    Enron Pipeline Company - Argentina S.A.
                         (Argentina) (100.00%)
                         Compania de Inversiones de Energia S.A.
                              (Argentina) (25.00%)
                              Transportadora de Gas del Sur S.A.
                                   (Argentina) (70.00%)
                         Enron CIESA Holding L.L.C. Ltd. (Cayman
                              Islands) (51.00%)
                         EPCA CIESA Holding L.L.C. Ltd. (Cayman
                              Islands) (100.00%)
                              EPCA CIESA Inversiones Limitada (Chile) (99.00%)
                                   Compania de Inversiones de Energia S.A.
                                        (Argentina) (8.33%)
                    Enron Power Philippines Corp. (Philippines) (100.00%)
                         Batangas Power Corp. (Philippines) (50.00%)
                         Subic Power Corp. (Philippines) (50.00%)
                    Puerto Quetzal Power Corp. (Delaware) (50.00%)
                         Electricidad del Pacifico, S.A. (Guatemala) (100.00%) Western Caribbean Finance L.P. (Texas) (98.00%)
          Enron Light Hydrocarbons France (France) (100.00%)
               Norelf Limited (Bermuda) (50.00%)
ENRON EUROPE L.L.C. (Delaware) (100.00%)
     Enron Europe Limited (England) (12.50%)
          Bretton Holdings (One) Limited (England) (100.00%)
               SBI 3 Limited (England) (100.00%)
          ECT Spain Limited (England) (100.00%)
               ECT Espana Limited (England) (100.00%)
          Enron Capital & Trade Resources Limited (England) 100.00%)
               Enron Engineering Services (England) (99.00%)
               Enron Europe Operations Limited (England) (100.00%)
               Enron Gas & Petrochemicals Trading Limited (England) (100.00%) Enron Europe Power 2 Limited (England) (100.00%)
               Enron Europe Power 1 Limited (England) (100.00% Pref.)
                    Teesside Power Holdings Limited (England)
                         (85.00% Ord.; 100.00% Pref.)
                         Teesside Power Limited  (England)
                              (85.00% Ord.; 100.00% Pref.)
          Enron Europe Power 3 Limited (England) (100.00% Ord.)
               Enron Europe Power 1 Limited (England) (100.00% Ord.)
                    Teesside Power Holdings Limited (England)
                         (85.00% Ord.; 100.00% Pref.)
                         Teesside Power Limited  (England)
                              (85.00 Ord.; 100.00 Pref.)
          Enron Europe Power 4 Limited (England) (100.00%)
               Enron Europe Power 3 Limited (England) (100.00% Pref.)
                    Enron Europe Power 1 Limited (England) (100.00% Ord.)
                             Teesside Power Holdings Limited (England)
                              (85.00% Ord.; 100.00% Pref.)
                         Teesside Power Limited  (England)
                              (85.00% Ord.; 100.00% Pref.)
          Enron Power Operations Limited (England) (100.00%)
               Enron Power Operations Teesside (England)
                    (50.00% A Ord.; 100.00% B Pref.)
               Enron Union Limited (England) (100.00%)
          Enron SB2 (England) (100.00%)
               Enron SB Limited (England) (50.00 A Ord.; 100.00% C
                    Pref.; 50.00% F Pref.)
                              Sutton Bridge Power(England)(42,399,999 Ord.
                                   Shares)
          SBI 3 Limited (England) (100.00%)
               Enron SB2 (England) (100.00%)
                    Enron SB Limited (England) (50.00% A Ord.;
                         100.00% C Pref.; 50.00% F Pref.)
                              Sutton Bridge Power  (England)
                                   (42,399,999 Ord. Shares)
          Teesside Gas Processing Limited (England) (100.00%)
          Teesside Gas Transportation Limited (England) (50.00% Ordinary) Teesside Operations (Holdings) 2 Limited (England) (100.00%)
               Teesside Operations (Holdings) Limited (England) (100.00%)
                    Enron Teesside Operations Limited (England) (100.00%)
                         Teesside Power Limited (England) (B Special Share) Trenron Limited (England) (100.00%)
               Enron Power Operations Teesside (England) (1.00% A Ord.)
               Enron Union Limited (England) (100.00%)
               Sutton Bridge Power  (England) (1.00% Ord. Share)
          Wallerscote Power Operations Limited (Pending) (100.00%)
               Teesside Gas Transportation Limited  (England)
                    (50.00% Ord.; 100.00% Pref.)
 ENRON EXPAT SERVICES INC. (Delaware) (100.00%)
        Enron Overseas Services Corp.. (Cayman Islands) (100.00%)
ENRON FUELS SERVICES HOLDING CORP. (Cayman Islands) (100.00%)
     Enron Fuels Services India Ltd. (Mauritius) (100.00%)
     Enron International Pipegas MHC Ltd. (Mauritius) (100.00%)
     Enron MHC LNG India Ltd. (Mauritius) (100.00%)
          Metropolis Gas Company Private Limited (India) (100.00%)
 ENRON FOUNDATION (Nebraska) (100.00%)
ENRON GLOBAL FUELS LTD. (Cayman Islands) (100.00%)
 ENRON HAINAN LTD. (Cayman Islands) (100.00%)
 ENRON HOLDING EQUITY CORP. (Delaware) (100.00%)
 ENRON HOLDINGS, LTD. (Cayman Islands) (100.00%)
     Enron Ecuador Ltd. (Cayman Islands) (100.00%)
     Enron Ecuadorian Pipeline (Cayman Islands) (99.00%)
 ENRON HRVATSKA DEVELOPMENT B.V. (The Netherlands) (100.00%)
     Jertovec Management & Finance B.V. (The Netherlands) (100.00%)
          Elektrana Jertovec d.o.o. (Croatia) (100.00%)
ENRON INTERNATIONAL ARGENTINA S.A. (Argentina) (99.99%)
ENRON INTERNATIONAL ASSET MANAGEMENT CORP. (Delaware) (100.00%)
     Enron International Americas Corp. (Delaware) (100.00%)
     EI Puerto Rico Operations Inc. (Delaware) (100.00%)
     Enron Panama Management Services L.L.C. (Delaware) (100.00%)
     Enron International North America Asset Management Corp.
          (Delaware) (100.00%)
           Enron Transredes Services L.L.C. (Delaware) (100.00%)
     Enron International Asia Corp. (Delaware) (100.00%)
          Enron Indonesia Operations L..L.C. (Delaware) (100.00%)
            EI Guam Operations, L.L.C. (Delaware) (100.00%)
     Enron International Europe Corp. (Delaware) (100.00%)
          Enron JVM Sarlux Corp. (Delaware) (100.00%)
ENRON INTERNATIONAL AUSTRALIA CAPITAL LTD. (Cayman Islands) (100.00%)
ENRON INTERNATIONAL CAPITAL INC. (Delaware) (100.00%)
     Enron International Equity Holding L.L.C. (Delaware) (50.00%)
ENRON INTERNATIONAL ENNORE LTD. (Cayman Islands) (100.00%)
ENRON INTERNATIONAL EQUITY INC. (Delaware) (100.00%)
     Enron Global Equity Ltd. (Cayman Islands) (100.00%)
     Enron International Equity Holding L.L.C. (Delaware) (50.00%)
ENRON INTERNATIONAL GUATEMALA LTD. (Cayman Islands) (100.00%)
ENRON INTERNATIONAL HOLDINGS CORP. (Delaware) (33.00%)
     Electricidad Enron de Guatemala, Sociedad Anonima (Guatemala
          (100.00%)
     Enron Global, Inc. (Delaware) (100.00%)
          Enron Holding Company, L.L.C. (Delaware) (1.00%)
               Enron Global Power & Pipelines L.L.C. (Delaware) (52.00%)
                    Enron Power Philippines Corp. (Philippines) (100.00%)
                         Batangas Power Corp. (Philippines) (50.00%)
                         Subic Power Corp. (Philippines) (50.00%)
                    Puerto Quetzal Power Corp. (Delaware) (50.00%)
                         Electricidad del Pacifico, S.A. (Guatemala) (100.00%) Western Caribbean Finance L.P. (Texas) (98.00%)
     Enron Global Power & Pipelines L.L.C. (Delaware) (1.50%)
          Enron Dominican Republic Ltd. (Cayman Islands) (100.00%)
               Smith/Enron Cogeneration Limited Partnership (Turks & Caicos
                         Isles) 49.00%)
               Smith/Enron O&M Limited Partnership  (Turks & Caicos
                    Isles) (49.00%)
          Enron Dominican Republic Operations Ltd. (Cayman Islands)
               (100.00%)
               Smith/Enron Cogeneration Limited Partnership (Turks & Caicos
                    Isles) (1.00%)
               Smith/Enron O&M Limited Partnership  (Turks & Caicos Isles)
                    (1.00%)
          Enron Power Philippines Corp. (Philippines) (100.00%)
               Batangas Power Corp. (Philippines) (50.00%)
               Subic Power Corp. (Philippines) (50.00%)
          Puerto Quetzal Power Corp. (Delaware) (50.00%)
               Electricidad del Pacifico, S.A. (Guatemala) (100.00%)
               Western Caribbean Finance L.P. (Texas) (98.00%)
     Enron Holding Company, L.L.C. (Delaware) (21.00%)
          Enron Global Power & Pipelines L.L.C. (Delaware) (52.00%)
               Enron Power Philippines Corp. (Philippines) (100.00%)
                    Batangas Power Corp. (Philippines) (50.00%)
                    Subic Power Corp. (Philippines) (50.00%)
               Puerto Quetzal Power Corp. (Delaware) (50.00%)
                    Electricidad del Pacifico, S.A. (Guatemala) (100.00%) Western Caribbean Finance L.P. (Texas) (98.00%)
 ENRON INTERNATIONAL HOLDINGS LTD (Cayman Islands) (100.00%)
     Enron International Investments Ltd. (Cayman Islands) (100.00%)
     Enron International Development Ltd. (Cayman Islands) (99.00%)
 ENRON INTERNATIONAL INC. (Delaware) (45.00%)
     Enron Global Capital Co. (Delaware) (100.00%)
     Enron International Development Services, Inc. (Delaware) (100.00%)
     Enron Java Power Corp. (Delaware) (100.00%)
          P.T. East Java Power Corp. (in formation) (Indonesia) (50.10%)
     Enron Mauritius Services Company Ltd. (Mauritius) (100.00%)
     Enron Pasuruan Power Corp. (Delaware) (100.00%)
     Enron Pipeline Company - Colombia G. P. Inc. (Texas) (100.00%)
          Enron Pipeline Company - Colombia Ltd. (Texas) (1.00%)
     India Power Ventures Inc. (Delaware) (100.00%)
     Verdenergia Enron de Puerto Rico, Inc. (Delaware) (100.00%)
 ENRON INTERNATIONAL KOREA ENERGY LTD. (Cayman Islands) (100.00%)
ENRON INTERNATIONAL NORTH SEA LTD. (Cayman Islands) (100.00%)
ENRON INTERNATIONAL PHILLIPINES HOLDINGS LTD. (Delaware) (100.00%)
     Enron International Philippines Investments LTD. (Delaware) (100.00%)
ENRON INTERNATIONAL SERVICES INC. (Delaware) (100.00%)
 ENRON KALIMANTAN POWER CORP. (Delaware) (100.00%)
 ENRON LNG MIDDLE EAST LTD. (Cayman Islands) (100.00%)
 ENRON LATVIA HOLDINGS (Cayman Islands) (100.00%)
     Enron Latvia Investments Ltd. (Cayman Islands) (100.00%)
     Enron Latvia Development Ltd. (Cayman Islands) (99.00%)
          Enron Latvia Limited (Latvia) (100.00%)
          Baltic Energy Corporation (Latvia) (50.00%)
ENRON LAWHILL CAPITAL CORP. (Delaware) (100.00%)
 ENRON LIQUID FUELS, INC. (Delaware) (100.00%)
     Clyde River Inc. (Liberia) (99.00%)
 ENRON LIQUIDS HOLDING CORP. (Delaware) (100.00%)
     Enron Gas Liquids, Inc. (Delaware) (100.00%)
          Enron Capital & Trade Resources Singapore Pte. Ltd.
              (Singapore) (100.00%)
          Enron Gas Liquids Europe S.A.R.L. (France) (100.00%)
          Enron Gas Liquids Holding B.V. (The Netherlands) (100.00%)
               Enron Gas Liquids B. V. (The Netherlands) (100.00%)
          Enron Liquid Hydrocarbons Latin America Inc. (Delaware) (100.00%) Halton International Limited (Liberia) (100.00%)
               Enron Gas Liquids Far East, Ltd. (Liberia) (100.00%)
               Mundogas (Storage) Inc. (Liberia) (100.00%)
               Mundo Services Ltd. (Liberia) (100.00%)
               Mundogas Trading Ltd. (Liberia) (100.00%)
          Enron Equipment Company (Delaware) (100.00%)
               Enron Louisiana Transportation Company (Delaware) (100.00%)
          Enron Methanol Company (Delaware) (100.00%)
     Enron Products Pipeline, Inc. (Delaware) (100.00%)
     EOTT Energy Corp. (Delaware) (100.00%)
          EOTT Canada Ltd. (Alberta) (100.00%)
          EOTT Energy Canada Limited Partnership (Delaware) (1.00%)
          EOTT Energy Operating Limited Partnership (Delaware) (1.00%)
               EOTT Energy Canada Limited Partnership (Delaware) (99.00%)
                  EOTT Energy Pipeline Limited Partnership
                    (Delaware) (99.00%)
          EOTT Energy Partners, L. P. (Delaware) (37.80%)
               EOTT Energy Operating Limited Partnership (Delaware) (99.00%) EOTT Energy Pipeline Limited Partnership (Delaware) (1.00%)
ENRON MAGYAR DEVELOPMENT B.V. (The Netherlands) (100.00%)
 ENRON MANAGEMENT, INC. (Delaware) (100.00%)
 ENRON MEXICO HOLDINGS LTD. (Cayman Islands) (100.00%)
     Enron Mexico Investments Ltd. (Cayman Islands) (100.00%)
     Enron Mexico Development Ltd. (Cayman Islands) (99.00%)
          Enron Energia de Merida S.R.L. de C.V. (Mexico) (89.00%)
 ENRON MEXICO PIPELINE HOLDINGS LTD. (Cayman Islands) (100.00%)
     Enron Mexico Pipeline Investments Ltd. (Cayman Islands) (100.00%)
     Enron Mexico Pipeline Ltd. (Cayman Islands) (99.00%)
          Gasoductos Enron de Yucatan, S.R.L. de C.V. (Mexico) (99.00%)
ENRON MIDDLE EAST DEVELOPMENT LLC (Delaware) (1.00%)
 ENRON MINERALS COMPANY (Delaware) (100.00%)
 ENRON NETHERLANDS HOLDING B.V. (The Netherlands) (100.00%)
 ENRON OIL & GAS COMPANY (Delaware) (80.00%)
           Enron Oil & Gas - Callaghan, Inc. (CNEN) (Delaware) (100.00%)
     Enron Oil & Gas - Carthage, Inc. (Delaware) (100.00%)
     Enron Oil & Gas International, Inc. (Delaware) (100.00%)
          Enron Oil & Gas Bangladesh Ltd. (Cayman Islands) (100.00%)
          EOGI - Algeria, Inc. (Delaware) (100.00%)
               Enron Oil & Gas Algeria Ltd. (Cayman Islands) (100.00%)
          EOGI - Australia, Inc. (Delaware) (100.00%)
                    Enron Exploration Australia Pty Ltd (Australia) (100.00%) EOGI - China, Inc. (Delaware) (100.00%)
               Enron Oil & Gas China Investments Ltd.(Cayman Islands)(100.00%) EOGI - China (Sichuan), Inc. (Delaware) (100.00%)
                            Enron Oil & Gas China (Sichuan) Ltd.
                                (Cayman Islands) (100.00%)
               EOGI China Company (Cayman Islands) (100.00%)
                    Enron Oil & Gas China Ltd. (Cayman Islands) (100.00%)
          EOGI - France, Inc. (Delaware) (100.00%)
               Enron Exploration France S.A. (France) (100.00%)
          EOGI - India, Inc. (Delaware) (100.00%)
               Enron Oil & Gas India Ltd (Cayman Islands) (100.00%)
          EOGI - Kazakhstan, Inc. (Delaware) (100.00%)
               Enron Oil & Gas Kazakhstan Ltd. (Cayman Islands) (100.00%)
          EOGI - Kuwait, Inc. (Delaware) (100.00%)
               Enron Oil & Gas Kuwait Ltd. (Cayman Islands) (100.00%)
          EOGI - Mozambique, Inc. (Delaware) (100.00%)
               Enron Oil & Gas Mozambique Ltd. (Cayman Islands) (100.00%)
                    EOGI - Qatar, Inc. (Delaware) (100.00%)
                  Enron Oil & Gas Qatar Ltd. (Cayman Islands) (100.00%)
          EOGI - Trinidad, Inc. (Delaware) (100.00%)
               EOGI Trinidad Company (Cayman Islands) (100.00%)
                       Enron Gas & Oil Trinidad Limited (Trinidad) (100.00%)
                    Enron Oil & Gas Capital Management I, Ltd.
                        (Cayman Islands) (99.00%)
                    Harfin Capital and Finance Ltd. (Cayman Islands) (100.00%)
                     OCC Investment Company Ltd. (Cayman Islands) (100.00%)
                    Wilsyx International Finance B.V. (The Netherlands)
                        (100.00%)
          EOGI - Trinidad U(a) Block, Inc. (Delaware) (100.00%)
                  EOGI Trinidad - U(a) Block Company (Cayman Islands) (100.00%)
               Enron Gas & Oil Trinidad - U(a) Block Limited
                   (Cayman Islands) (99.00%)
          EOGI - United Kingdom, Inc. (Delaware) (100.00%)
               EOGI United Kingdom Company B.V. (The Netherlands) (100.00%)
                    Enron Oil U.K. Limited (England) (100.00%)
          EOGI - Uzbekistan, Inc. (Delaware) (100.00%)
               Enron Oil & Gas Uzbekistan Ltd. (Cayman Islands) (100.00%)
          EOGI - Venezuela (Guarico), Inc. (Delaware) (100.00%)
          EOGI - Venezuela, Inc. (Delaware) (100.00%)
               EOGI Venezuela Company (Cayman Islands) (100.00%)
                    Enron Oil & Gas Venezuela Ltd. (Cayman Islands) (100.00%)
                         Administradora del Golfo de Paria Este, S.A.
                             (Venezuela) (58.50%)
                    Gulf of Paria East Operating Company (Cayman Islands)
                         (100.00%)
          Enron Oil & Gas Venezuela - Guarico Ltd. (Cayman Islands) (100.00%) Enron Oil & Gas Investments, Inc. (Delaware) (100.00%)
                     Enron Oil & Gas Acquisitions L.P. (Delaware)
                     Enron Oil & Gas Marketing, Inc. (Delaware) (100.00%)
     Enron Oil & Gas Property Management, Inc. (Delaware) (100.00%)
          Enron Oil & Gas Acquisitions L.P. (Delaware) (1.00%)
     EOG - Canada, Inc. (Delaware) (100.00%)
          EOG Company of Canada (Nova Scotia) (100.00%)
          EOG Canada Company Ltd. (Alberta) (100.00%)
               Enron Oil Canada Ltd. (Alberta) (100.00%)
     EOG Expat Services, Inc. (Delaware) (100.00%)
     ERSO, Inc. (Texas) (100.00%)
     Nilo Operating Company (Delaware) (100.00%)
 ENRON OMAN INVESTMENTS LTD. (Cayman Islands) (100.00%)
 ENRON OPERATING SERVICES CORP. (Delaware) (100.00%)
 ENRON OPERATIONS CORP. (Delaware) (100.00%)
     Enron Gathering Company (Delaware) (100.00%)
     Enron Gulf Coast Gathering Limited Partnership (Delaware) (99.00%)
     Enron Liquid Services Corp. (Delaware) (100.00%)
                   Enron Processing Properties, Inc. (Delaware) (100.00%)
             Port Arthur Olefins, L.L.C. (Delaware) (50.00%)
     Enron Permian Gathering Inc. (Delaware) (100.00%)
     NBP Services Corporation (Delaware) (100.00%)
ENRON OVERSEAS B.V. (The Netherlands) (100.00%)
 ENRON OVERTHRUST PIPELINE COMPANY (Delaware) (100.00%)
 ENRON PAPUA NEW GUINEA LTD. (Cayman Islands) (100.00%)
            EP InterOil, Ltd.  (Cayman Islands) (40.00%)
          InterOil Pty Limited (New Guinea) (100.00%)
 ENRON PIPELINE COMPANY Delaware) (100.00%)
     Black Marlin Pipeline Company (Texas) (100.00%)
     Enron Capital & Trade Resources South America S.A. (Argentina) (0.012%)
            Enron Gulf Coast Gathering Limited Partnership (Delaware) (1.00%) Enron International Argentina S.A. (Argentina) (00.01%)
     Enron Joliet Pipeline Company (Cayman Islands) (100.00%)
     Enron Operations Services Corp. (Delaware) (100.00%)
     Enron Preferred Capital Corp. (Delaware) (100.00%)
     Northern Natural Gas Company (Delaware) (100.00%)
     Transwestern Gathering Company (Delaware) (100.00%)
     Transwestern Pipeline Company (Delaware) (100.00%)
ENRON PONDEROSOA MANAGEMENT HOLDINGS, INC. (Delaware) (100.00%)
        Ponderosoa Assets, L.P. (Delaware) (0.001%)
                Sundance Assets, L.P. (Delaware) (50.00%)
 ENRON POWER CORP. (Delaware) (100.00%)
     Enron Development Corp. (Delaware) (100.00%)
          Enron-Citizens of Panama, S.A. (Panama) (100.00%)
          Enron Global Power & Pipelines L.L.C. (Delaware) (0.13%)
               Enron Dominican Republic Ltd. (Cayman Islands) (100.00%)
                          Smith/Enron Cogeneration Limited Partnership
                               (Turks & Caicos Isles) (49.00%)
                    Smith/Enron O&M Limited Partnership (Turks &
                         Caicos Isles) (49.00%)
               Enron Dominican Republic Operations Ltd. (Cayman
                    Islands) (100.00%)
                          Smith/Enron Cogeneration Limited
                               Partnership (Turks & Caicos Isles) (1.00%)
                    Smith/Enron O&M Limited Partnership
                        (Turks & Caicos Isles) (1.00%)
               Enron Power Philippines Corp. (Philippines) (100.00%)
                    Batangas Power Corp. (Philippines) (50.00%)
                    Subic Power Corp. (Philippines) (50.00%)
               Puerto Quetzal Power Corp. (Delaware) (50.00%)
                    Electricidad del Pacifico, S.A. (Guatemala) (100.00%) Western Caribbean Finance L.P. (Texas) (98.00%)
          Enron Global Power & Pipelines L.L.C. (Delaware) (0.13%)
               Enron Power Philippines Corp. (Philippines) (100.00%)
                    Batangas Power Corp. (Philippines) (50.00%)
                    Subic Power Corp. (Philippines) (50.00%)
               Puerto Quetzal Power Corp. (Delaware) (50.00%)
                    Electricidad del Pacifico, S.A. (Guatemala) (100.00%) Western Caribbean Finance L.P. (Texas) (98.00%)
          Enron International Holdings Corp. (Delaware) (10.00%)
               Electricidad Enron de Guatemala, Sociedad Anonima
                    (Guatemala) (100.00%)
               Enron Global, Inc. (Delaware) (100.00%)
                    Enron Holding Company, L.L.C. (Delaware) (1.00%)
                         Enron Global Power & Pipelines L.L.C.
                              (Delaware) (52.00%)
                         Enron Power Philippines Corp.
                              (Philippines) (100.00%)
                              Batangas Power Corp. (Philippines) (50.00%)
                              Subic Power Corp. (Philippines) (50.00%)
                         Puerto Quetzal Power Corp. (Delaware) (50.00%)
                              Electricidad del Pacifico, S.A.
                                   (Guatemala) (100.00%)
                              Western Caribbean Finance L.P. (Texas) (98.00%)
     Enron International Holdings Corp. (Delaware) (30.00%)
          Electricidad Enron de Guatemala, Sociedad Anonima
               (Guatemala) (100.00%)
          Enron Global, Inc. (Delaware) (100.00%)
               Enron Holding Company, L.L.C. (Delaware) (1.00%)
                    Enron Global Power & Pipelines L.L.C.
                         (Delaware) (52.00%)
                         Enron Power Philippines Corp. (Philippines)
                             (100.00%)
                              Batangas Power Corp. (Philippines) (50.00%)
                              Subic Power Corp. (Philippines) (50.00%)
                         Puerto Quetzal Power Corp. (Delaware) (50.00%)
                              Electricidad del Pacifico, S.A.
                                   (Guatemala) (100.00%)
                              Western Caribbean Finance L.P.
                                   (Texas) (98.00%)
          Enron Holding Company, L.L.C. (Delaware) (1.00%)
               Enron Global Power & Pipelines L.L.C. (Delaware) (52.00%)
                    Enron Dominican Republic Operations Ltd.
                         (Cayman Islands) (100.00%)
                                   Smith/Enron Cogeneration Limited
                                        Partnership (Turks & Caicos Isles)
                                        (49.00%)
                         Smith/Enron O&M Limited Partnership
                              (Turks & Caicos Isles) (49.00%)
                    Enron Dominican Republic Operations Ltd.
                         (Cayman Islands) (100.00%)
                                  Smith/Enron Cogeneration
                                       Limited Partnership (Turks & Caicos
                                       Isles) (1.00%)
                         Smith/Enron O&M Limited Partnership
                              (Turks & Caicos Isles) (1.00%)
                    Enron Power Philippines Corp. (Philippines) (100.00%)
                              Batangas Power Corp. (Philippines) (50.00%)
                              Subic Power Corp. (Philippines) (50.00%)
                    Puerto Quetzal Power Corp. (Delaware) (50.00%)
                              Electricidad del Pacifico, S.A.
                                   (Guatemala) (100.00%)
                              Western Caribbean Finance L.P.
                                   (Texas) (98.00%)
               Enron Global Power & Pipelines L.L.C. (Delaware) (1.50%)
                    Enron Dominican Republic Ltd. (Cayman Islands) (100.00%)
                                   Smith/Enron Cogeneration Limited
                                        Partnership (Turks & Caicos Isles)
                                        (49.00%)
                         Smith/Enron O&M Limited Partnership
                              (Turks & Caicos Isles) (49.00%)
                    Enron Dominican Republic Operations Ltd.
                         (Cayman Islands) (100.00%)
                                   Smith/Enron Cogeneration Limited
                                         Partnership (Turks & Caicos Isles)
                                         (1.00%)
                         Smith/Enron O&M Limited Partnership
                              (Turks & Caicos Isles) (1.00%)
                    Enron Power Philippines Corp. (Philippines) (100.00%)
                             Batangas Power Corp. (Philippines) (50.00%)
                             Subic Power Corp. (Philippines) (50.00%)
                    Puerto Quetzal Power Corp. (Delaware) (50.00%)
                         Electricidad del Pacifico, S.A. (Guatemala) (100.00%) Western Caribbean Finance L.P. (Texas) (98.00%)
               Enron Holding Company, L.L.C. (Delaware) (1.00%)
                         Enron Global Power & Pipelines L.L.C.
                              (Delaware) (52.00%)
                              Enron Dominican Republic Ltd.
                                   (Cayman Islands) (100.00%)
                                        Smith/Enron Cogeneration
                                             Limited Partnership
                                             (Turks & Caicos Isles) (49.00%)
                         Smith/Enron O&M Limited Partnership
                              (Turks & Caicos Isles) (49.00%)
                                   Enron Dominican Republic
                                        Operations Ltd. (Cayman Islands)
                                        (100.00%)
                                        Smith/Enron Cogeneration
                                             Limited Partnership
                                             (Turks & Caicos Isles) (1.00%)
                         Smith/Enron O&M Limited Partnership
                              (Turks & Caicos Isles) (1.00%)
                              Enron Power Philippines Corp.
                                   (Philippines) (100.00%)
                                   Batangas Power Corp.
                                        (Philippines) (50.00%)
                                    Subic Power Corp. (Philippines) (50.00%)
                              Puerto Quetzal Power Corp.
                                   (Delaware) (50.00%)
                                   Electricidad del Pacifico, S.A.
                                       (Guatemala) (100.00%)
                                   Western Caribbean Finance L.P. (Texas)
                                       (98.00%)
     Enron Europe Limited (England) (87.50%)
          Bretton Holdings (One) Limited (England) (100.00%)
               SBI 3 Limited (England) (100.00%)
          ECT Spain Limited (England) (100.00%)
               ECT Espana Limited (England) (100.00%)
          Enron Capital & Trade Resources Limited (England) (100.00%)
               Enron Engineering Services (England) (99.00%)
               Enron Europe Operations Limited (England) (100.00%)
               Enron Gas & Petrochemicals Trading Limited (England) (100.00%) Enron Europe Power 2 Limited (England) (100.00%)
               Enron Europe Power 1 Limited (England) (100.00% Pref.)
                    Teesside Power Holdings Limited (England)
                         (85.00% Ord.; 100.00% Pref.)
                         Teesside Power Limited (England) (85.00
                              Ord.; 100.00 Pref.)
          Enron Europe Power 3 Limited (England) (100.00% Ord.)
               Enron Europe Power 1 Limited (England) (100.00% Ord.)
                    Teesside Power Holdings Limited (England)
                         (85.00% Ord.; 100.00% Pref.)
                         Teesside Power Limited (England) (85.00%
                              Ord.; 100.00% Pref.)
          Enron Europe Power 4 Limited (England) (100.00%)
               Enron Europe Power 3 Limited (England) (100.00% Pref.)
                    Enron Europe Power 1 Limited (England) (100.00% Ord.) Teesside Power Holdings Limited (England)
                         (85.00% Ord.; 100.00% Pref.)
                         Teesside Power Limited (England)
                              (85.00% Ord.; 100.00% Pref.)
          Enron Power Operations Limited (England) (100.00%)
               Enron Power Operations Teesside (England) (50.00% A
                    Ord.; 100.00% B Pref.)
               Enron Union Limited (England) (100.00%)
          Enron SB2 (England) (100.00%)
                  Enron SB Limited (England) (50.00% A Ord.; 100.00% C
                      Pref.; 50.00% F Pref.)
                    Sutton Bridge Power (England) (42,399,999 Ord. Shares)
          SBI 3 Limited (England) (100.00%)
               Enron SB2 (England) (100.00%)
                    Enron SB Limited (England) (50.00% A Ord.;
                         100.00% C Pref.; 50.00% F Pref.)
                              Sutton Bridge Power (England) (42,399,999 Ord.
                                   Shares)
          Teesside Gas Processing Limited (England) (100.00%)
          Teesside Gas Transportation Limited (England) (50.00% Ordinary) Teesside Operations (Holdings) 2 Limited (England) (100.00%)
               Teesside Operations (Holdings) Limited (England) (100.00%)
                    Enron Teesside Operations Limited (England) (100.00%)
                         Teesside Power Limited (England) (B Special Share) Trenron Limited (England) (100.00%)
               Enron Power Operations Teesside (England) (1.00% A Ord.)
               Enron Union Limited (England) (100.00%)
               Sutton Bridge Power  (England) (1.00% Ord. Share)
          Wallerscote Power Operations Limited (Pending) (100.00%)
               Teesside Gas Transportation Limited (England)
                    (50.00% Ord.; 100.00% Pref.)
     Enron International Holdings Corp. (Delaware) (30.00%)
          Enron Global, Inc. (Delaware) (100.00%)
               Enron Holding Company, L.L.C. (Delaware) (1.00%)
                    Enron Global Power & Pipelines L.L.C. (Delaware) (52.00%)
                         Enron Dominican Republic Ltd. (Cayman Islands)
                              (100.00%)
                                   Smith/Enron Cogeneration Limited
                                        Partnership (Turks & Caicos Isles)
                                        (49.00%)
                         Smith/Enron O&M Limited Partnership
                              (Turks & Caicos Isles) (49.00%)
                         Enron Dominican Republic Operations Ltd.
                              (Cayman Islands) (100.00%)
                                        Smith/Enron Cogeneration
                                             Limited Partnership (Turks &
                                             Caicos Isles) (1.00%)
                         Smith/Enron O&M Limited Partnership
                              (Turks & Caicos Isles) (1.00%)
                          Enron Power Philippines Corp.
                              (Philippines) (100.00%)
                              Batangas Power Corp. (Philippines) (50.00%)
                              Subic Power Corp. (Philippines) (50.00%)
                         Puerto Quetzal Power Corp. (Delaware) (50.00%)
                              Electricidad del Pacifico, S.A.
                                   (Guatemala) (100.00%)
                              Western Caribbean Finance L.P.
                                   (Texas) (98.00%)
          Enron Reserve Holdings (Turks & Caicos Isles) (100.00%)
          Enron LNG Development Corp. (Delaware) (100.00%)
               Enron India Natural Gas, Inc. (Delaware) (100.00%)
               Enron Transportation Services Ltd. (Cayman Islands) (100.00%) Enron Development Corp. - Colombia Branch (N/A) (N/A)
      Centragas - Transportadora de Gas de la Region (Colombia) (1.00%)
          Central de Enron Development & Cia, S.C.A (Colombia) (1.00%)
     Enron Development Corp. - UK Branch (N/A) (N/A)
     EEL Company Limited (England) (100.00%)
                    Enron Petrochemicals B.V. (The Netherlands) (100.00%)
               Enron Europe Construction Limited (England) (100.00%)
               Enron Europe Liquids Processing (England) (99.00%)
                    Enron Pakistan Operating Company (Private)
                         Limited (Pakistan) (99.00%)
               Enron Europe Power Holdings Limited (England) (100.00%)
               Enron Europe Power Unlimited (England) (65.00%)
                    Teesside Power Holdings Limited (England) (85.00%)
                         Teesside Power Limited (England) (50.00%)
               Enron Europe Power 5 Limited (England) (100.00%)
               Enron Europe Severnside Holdings Limited (England) (100.00%)
                    Enron Europe Severnside (No. 2) Limited
                         (England) (100.00%)
                         Enron Europe Severnside Limited (England) (100.00%) Enron Gas Construction Limited (England) (99.00%)
               Enron Gas Processing (U.K.) Limited (England) (100.00%)
               Enron Guc Santrallari Isletme Limited Sirketi
                    (Turkey) (99.00%)
               Enron Power (Europe) Limited (England) (100.00%)
                    Bretton Power (England) (50.00%)
                    Enrici Power Marketing Limited (England) (100.00%)
               Enron Power Construction Limited (England) (100.00%)
                    Enron Gas Processing (Europe) Limited
                         (England) (100.00%)
               Enron Power Trading Limited (England) (100.00%)
               Enron SB 2 Limited (England) (100.00%)
               Enron SB Limited (England) (100.00%)
                    IPG Power Limited (England) (99.00%)
                    Sutton Bridge Power (England) (100.00%)
                                            Sutton Bridge Financing Limited
                                                 (Cayman Islands) (100.00%)
     Enron SB Operations & Maintenance  Limited (England) (99.00%)
               Falco UPG, Limited (England) (100.00%)
                    UPG Falco Limited (England) (100.00%)
               Flotilla Power Limited (England) (100.00%)
               Flotilla Power (UK) Limited (England) (100.00%)
               Kent Power Limited (England) (50.00%)
               Teesside Gas Processing Limited (England) (100.00%)
               Teesside Gas Transportation Limited (England) (50.00%)
               Trenron Limited (England) (100.00%)
                    Bretton Power (England) (50.00%)
                    Enron Engineering Services (England) (1.00%)
                    Enron Power Operations Teesside (England) (0.50%)
          Enron SB Operations & Maintenance Limited (England) (1.00%)
               Wallerscote Operations & Maintenance Ltd. (England) (99.00%) Wallerscote Power Operations Limited (England) (100.00%)
                         Enron Power Operations Teesside (England) (75.00%)
                    Teesside Gas Processing Limited (England) (100.00%)
                    Teesside Gas Transportation Limited (England) (50.00%)
     Enron International Holdings Corp. (Delaware) (30.00%)
          Enron Global , Inc. (Delaware) (100.00%)
               Enron Holding Company, L.L.C. (Delaware) (1.00%)
                    Enron Global Power & Pipelines L.L.C. (Delaware) (52.00%)
                         Enron Dominican Republic Ltd. (Cayman Islands)
                              (100.00%)
                                     Smith/Enron Cogeneration Limited
                                          Partnership (Turks & Caicos
                                          Isles) (49.00%)
                         Enron Dominican Republic Operations Ltd.
                              (Cayman Islands) (100.00%)
                                        Smith/Enron Cogeneration
                                             Limited Partnership
                                             (Turks & Caicos Isles)
                                             (1.00%)
                         Smith/Enron O&M Limited Partnership
                              (Turks & Caicos Isles) (1.00%)
                         Enron Power Philippines Corp.
                              (Philippines) (100.00%)
                         Smith/Enron O&M Limited Partnership
                              (Turks & Caicos Isles) (49.00%)
          Enron Global Power & Pipelines L.L.C. (Delaware) (1.50%)
               Enron Dominican Republic Ltd. (Cayman Islands) (100.00%)
                          Smith/Enron Cogeneration Limited Partnership
                               (Turks & Caicos Isles) (49.00%)
               Enron Dominican Republic Operations Ltd.
                    (Cayman Islands) (100.00%)
                          Smith/Enron Cogeneration Limited Partnership
                               (Turks & Caicos Isles) (1.00%)
                    Smith/Enron O&M Limited Partnership
                         (Turks & Caicos Isles) (1.00%)
               Enron Power Philippines Corp. (Philippines) (100.00%)
                    Smith/Enron O&M Limited Partnership
                         (Turks & Caicos Isles) (49.00%)
                    Subic Power Corp. (Philippines) (50.00%)
               Puerto Quetzal Power Corp. (Delaware) (50.00%)
                    Electricidad del Pacifico, S.A. (Guatemala) (100.00%) Western Caribbean Finance L.P. (Texas) (98.00%)
     Enron Power Construction (Brazil) Ltda. (Brazil) (50.00%)
     Enron Power Corp. - U.S. (Delaware) (100.00%)
          Enron Equipment Installation Company (Delaware) (100.00%)
               Enron Equipment Procurement Company (Delaware) (100.00%)
               Enron Export Sales Ltd. (Barbados) (100.00%)
               Enron Fuels International, Inc. (Delaware) (100.00%)
          Enron Onshore Procurement Company (Delaware) (100.00%)
          Enron Power I (Puerto Rico), Inc. (Delaware) (100.00%)
               Enron/CNF Power Construction Partnership (Delaware) (50.00%) Enron Power Construction Company (Delaware) (100.00%)
               Enron Power Construction (Brazil) Ltda. (Brazil) (50.00%)
          Enron Power Oil Supply Corp. (Delaware) (100.00%)
          Enron Power Philippine Operating Corp. (Delaware) (100.00%)
          Superior Construction Company (Delaware) (100.00%)
     Enron Power Holdings B.V. (The Netherlands) (100.00%)
          Enron Power Holdings GmbH (Germany) (100.00%)
               Enron Energie GmbH (Germany) (100.00%)
               Kraftwerk Bitterfeld GmbH (Germany) (50.00%)
     Enron Power Operating Company (Delaware) (100.00%)
     Enron Subic Power Corp. (Philippines) (100.00%)
     Enron Trans-Caspian Limited (Cayman Islands) (100.00%)
  ENRON POWER ISRAEL LTD. (Cayman Islands) (100.00%)
 ENRON POWER JORDAN LTD. (Cayman Islands) (100.00%)
 ENRON POWER MATO GROSSO DO SUL HOLDINGS LTD. (Cayman Islands) (100.00%)
     Enron Power Mato Grosso do Sul Ltd. (Cayman Islands) (100.00%)
 ENRON PREFERRED FUNDING, L.P. (Delaware) (3.00%)
 ENRON PREFERRED FUNDING II, L.P. (Delaware) (3.00%)
 ENRON PROPERTY & SERVICES CORP. (Delaware) (100.00%)
 ENRON QATAR HOLDINGS LTD. (Cayman Islands) (100.00%)
     Enron Qatar Investments Ltd. (Cayman Islands) (100.00%)
     Enron Qatar Ltd. (Cayman Islands) (99.00%)
          Enron Qatar LNG Marketing Ltd. (Cayman Islands) (99.00%)
 ENRON REALTY ADVISORS, INC. (Delaware) (100.00%)
     Access Real Estate Advisors, Inc. (Delaware) (100.00%)
 ENRON RENEWABLE ENERGY CORP. (Delaware) (78.33%)
        Enron Solar Energy, Inc. (Delaware) (100.00%)
                Amoco/Enron Solar Partnership (General Partnership)
                        (Pending) (50.00%)
                        Amoco/Enron Solar Power Development Global, Inc.
                                (Cayman Islands) (100.00%)
                                Amoco Enron Solar Inc. (Mauritius) (99.00%)
                                        Indo-Star Energy (India) (100.00%)
Enron Wind Corp. (California) (100.00%)
     Aeolos S.A. (Greece) (2.00%)
     Enron Wind Domestic Holding Corp. (California (100.00%)
          Enron Wind Development Corp. (California) (100.00%)
               Enron Wind Cabazon Funding LLC (Delaware) (100.00%)
               Enron Wind Cabazon LLC (Delaware) (100.00%)
                    Cabazon Power Partners LLC (Delaware) (100.00%)
               Enron Wind Indian Mesa (Delaware) (100.00%)
               Enron Wind Lake Benton LLC (Delaware) (100.00%)
               Lake Benton Power Associates LLC (Delaware) (1.00%)
          Lake Benton Holdings LLC (Delaware) (100.00%)
                         Lake Benton Power Partners LLC (Delaware) (100.00%)
               Enron Wind Midwest LLC (Delaware) (100.00%)
                    Enron Wind Lake Benton II LLC (Delaware) (100.00%)
                         Lake Benton Power Partners II LLC
                              (Delaware) (100.00%)
                    Enron Wind Storm Lake I LLC (Delaware) (100.00%)
                         Storm Lake Power Partners I LLC
                              (Delaware) (100.00%)
                    Enron Wind Storm Lake II LLC (Delaware) (100.00%)
                         Storm Lake Power Partners II LLC
                              (Delaware) (100.00%)
               Enron Wind Palm Springs LLC (Delaware) (100.00%)
                    Palm Springs Power Partners LLC (Delaware) (100.00%)
               Enron Wind Texas Panhandle I LLC (Delaware) (100.00%)
               Gorman Power Partners I LLC (Delaware) (100.00%)
               Green Power Partners I LLC (Delaware) (100.00%)
               Green Power Partners II LLC (Delaware) (100.00%)
               Indian Mesa Power Partners I LLC (Delaware) (99.00%)
               Indian Mesa Power Partners II LLC (Delaware) (100.00%)
               Midwest Power Funding LLC (Delaware) (100.00%)
               Painted Hills Power Partners I LLC (Delaware) (100.00%)
               Rocky Mountain Power Partners LLC (Delaware) (100.00%)
               Rocky Mountain Power Partners II LLC (Delaware) (100.00%)
               Texas Panhandle Power Partners I LP (Delaware) (99.00%)
               Victory Garden Power Partners I LLC (Delaware) (100.00%)
               Zond Cabazon Development Corporation (Delaware) (100.00%)
               Zond Iowa Development Corporation (Delaware) (100.00%)
                    Zond Maine Development Corporation (Delaware) (100.00%)
          Zond Palm Springs Development Corporation (California) (100.00%)
               Palm Springs Wind Developers (California) (50.00%)
          Enron Wind Systems, Inc. (California) (100.00%)
               Enron Wind Lake Benton Funding LLC (Delaware) (100.00%)
               Enron Wind Overseas Development Limited (England) (100.00%)
               Enron Wind Ireland Limited (Ireland) (100.00%)
                    Mynydd Gorddu Maintenance Limited (England) (100.00%)
                    Parco Eolico Faeto S.R.L. (Italy) (50.00%)
                    Zond International Contractors Limited
                         (England) (100.00%)
          Mesa Wind Developers (California) (50.00%)
          Painted Hills Wind Developers (California) (50.00%)
               Triveni Zond Private Limited (India) (100.00%)
          Zond Mesa-VGIV Corporation (California) (100.00%)
               Zond Construction Corporation (California) (100.00%)
               Mesa ConstructionCompany (California) (50.00%)
          Zond Pacific, Inc. (Hawaii) (100.00%)
          Zond Windsystems Management Corporation (California) (100.00%)
               Zond-PanAero Windsystems Partners I (California) (0.5%)
          Zond Windsystems Management Corporation II (California) (100.00%)
               Zond-PanAero Windsystems Partners II (California) (0.5%)
          Zond Windsystems Management Corporation III (California) (100.00%)
               Zond Windsystems Partners, Ltd. Series 85-A (California)
                    (1.00%)
                    Sagebrush Partner Seventeen, Inc. (California) (100.00%) Zond Windsystems Management Corporation IV (California) (100.00%)
               Zond Windsystems Partners, Ltd. Series 85-B (California)
                    (1.00%)
                    Sagebrush Partner Eighteen, Inc. (California) (100.00%)
          Zond Windsystems Management Corporation V (California) (100.00%)
               Zond Windsystems Partners, Ltd. Series 85-C
                    (California) (1.00%)
                    Sagebrush Partner Nineteen, Inc. (California) (100.00%)
          Zond Windsystems Operating Corporation (California) (100.00%)
          ZWHC, L.L.C. (California) (50.00%)
     Sagebrush Partners  Twenty, Inc. (California) (100.00%)
     Enron Wind Holdings B.V. (The Netherlands) (100.00%)
     Enron Wind Holding GmbH (Germany) (100.00%)
          Tacke Windenergie GmbH (Germany) (100.00%)
          Tacke Service GmbH (Germany) (100.00%)
Enron Wind International Development Corp. (California) (100.00%)
     Enron Wind International Holding Corp. (California) (100.00%)
          Enron Wind Cayman Holding Corp. (Cayman Islands) (100.00%)
               Mynydd Eleri Limited (Cayman Islands) (99.00%)
               Zond Cayman Corporation (Cayman Islands) (100.00%)
                    Mynydd Eleri Limited (Cayman Islands) (1.00%)
                    Zond Cayman Corporation (Cayman Islands) (100.00%)
                    Zond Honduras L.L.C. (Cayman Islands) (99.00%)
                    Zond Power Partners of Chandras L.L.C.
                         (Cayman Islands) (99.00%)
                    Zond Power Partners of Honduras L.L.C.
                         (Cayman Islands) (99.00%)
                    Zond Power Partners of Megali Vrissi L.L.C.
                         (Cayman Islands) (99.00%)
                    Zond Power Partners of Mynydd Gorddu L.L.C.
                         (Cayman Islands) (99.00%)
                         Mynydd Gorddu Investment Company
                              (Cayman Islands) (100.00%)
                    Zond Power Partners of Owenreagh L.L.C.
                         (Cayman Islands) (99.00%)
          Enron Wind de Espana, S.L. (Spain) (100.00%)
          Zond Chile S.A. (Chile) (99.00%)
          Zond de Espana Parques Eolicos, S.L. (Spain) (100.00%)
               Zond Honduras L.L.C. (Cayman Islands) (99.00%)
               Zond Power Partners of Chandras L.L.C.
                    (Cayman Islands) (99.00%)
               Zond Power Partners of Honduras L.L.C.
                    (Cayman Islands) (99.00%)
               Zond Power Partners of Megali Vrissi L.L.C.
                    (Cayman Islands) (99.00%)
               Zond Power Partners of Mynydd Gorddu L.L.C.
                    (Cayman Islands) (99.00%)
               Zond Power Partners of Owenreagh L.L.C.
                    (Cayman Islands) (99.00%)
                    Owenreagh Power Partners (Cayman
                        Islands) (5.50%)
     Iweco S.A. (Greece) (98.00%)
          Aeolos S.A. (Greece) (98.00%)
          Iweco Megali Vrissi S.A. (Greece) (98.00%)
     Iweco Megali Vrissi S.A. (Greece) (2.00%)
     X2Y2 Corporation (California) (81.10%)
                   Zond Construction Corporation (California) (100.00%)
     Zond Construction Corporation II (California) (100.00%)
Mesa Construction Company II (California) (50.00%)
Zond Construction Corporation III (California) (100.00%)
Zond Construction Corporation IV (California) (100.00%)
Zond Constructors, Inc. (California) (100.00%)
     Zond Constructors II, Inc. (California) (100.00%)
          Zond Minnesota Construction Company L.L.C. (California) (99.00%)
     Zond Minnesota Construction Company L.L.C. (California) (1.00%)
Zond Development Corp. (Pending)
Zond Energy Systems, Inc. (California) (100.00%)
Zond International Sales Corporation (Barbados) (100.00%)
Zond Maintenance Corporation (California) (100.00%)
     Zond Victory Garden Phase IV Maintenance Corporation
          (California) (100.00%)
 ENRON RUSSIA DEVELOPMENT, INC. (Delaware) (100.00%)
 ENRON SAUDI ENERGY LTD. (Cayman Islands) (100.00%)
ENRON SERVICIOS DE ELECTRICIDAD HOLDINGS LTD. (Cayman Islands) (100.00%)
     Enron Servicios de Electricidad Colombia Ltd. (Cayman Islands) (99.00%) Enron Servicios de Electricidad Investments Ltd. (Cayman Islands)
          (100.00%)
 ENRON SERVICIOS DE ENERGIA, S.A. (Bolivia) (100.00%)
 ENRON SICHUAN HOLDINGS LTD. (Cayman Islands) (100.00%)
     Enron Sichuan Investments Ltd. (Cayman Islands) (100.00%)
     Enron Sichuan Ltd. (Cayman Islands) (99.00%)
ENRON SOUTHERN AFRICA HOLDINGS (Cayman Islands) (100.00%)
     Enron Southern Africa Investments (Cayman Islands) (100.00%)
     Enron Southern Africa Development Ltd. (Cayman Islands) (99.00%)
 ENRON S. A. HOLDINGS LTD. (Cayman Islands) (100.00%)
     Enron South Africa Ltd. (Cayman Islands) (99.00%)
     Enron S. A. Investments Ltd. (Cayman Islands) (100.00%)
 ENRON STORAGE COMPANY (Delaware) (100.00%)
     Napoleonville Storage Company Limited Partnership (Texas) (1.00%)
ENRON TAIWAN COGEN HOLDINGS LTD. (Cayman Islands) (100.00%)
     Enron Taiwan Cogen Investments Ltd. (Cayman Islands) (100.00%)
 ENRON THAI HOLDINGS LTD. (Cayman Islands) (100.00%)
     Enron Thai Investments Ltd. (Cayman Islands) (100.00%)
     Enron Thailand Ltd. (Cayman Islands) (99.00%)
 ENRON TRAILBLAZER PIPELINE COMPANY (Delaware) (100.00%)
           Trailblazer Pipeline Company (Pending) (33.30%)
ENRON TRANSITION COMPANY, INC. (Delaware) (100.00%)
 ENRON TRANSPORTADORA DE BOLIVIA LTD. (Cayman Islands) (100.00%)
     Enron Transportadora (Bolivia) S.A. (Bolivia) (100.00%)
 ENRON TRANSPORTADORA URUGUAY LTD. (Cayman Islands) (100.00%)
     Enron Pipeline Uruguay Ltd. (Cayman Islands) (51.00%)
     Perez Enron Transportadora Ltd. (Cayman Islands) (51.00%)
 ENRON TUNISIA HOLDINGS LTD. (Cayman Islands) (100.00%)
     Enron Tunisia Investments Ltd. (Cayman Islands) (100.00%)
     Enron Tunisia Power Ltd. (Cayman Islands) (99.00%)
 ENRON VENEZUELA HOLDINGS LTD. (Cayman Islands) (100.00%)
 ENRON VENTURE CAPITAL COMPANY (Delaware) (100.00%)
          EnerTek Partners, L.P. (N/A)
ENRON VENTURES CORP. (Delaware) (100.00%)
     Catalytica Combustion Systems, Inc. (Delaware) (100.00%)
     Enron Nuclear Services Corp. (Delaware) (100.00%)
 ENRON VIETNAM HOLDINGS LTD. (Cayman Islands) (100.00%)
     Enron Vietnam Investments Ltd. (Cayman Islands) (100.00%)
     Enron Vietnam Gas Ltd. (Cayman Islands) (99.00%)
 ENRON VIETNAM POWER LTD. (Cayman Islands) (100.00%)
     Enron Ba Ria Power Company Ltd. (Cayman Islands) (100.00%)
               Vung Tau Power Ltd. (Cayman Islands) (100.00%)
 ENRON WASHINGTON, INC. (Delaware) (100.00%)
 ENRON WEST AFRICA POWER LTD. (Cayman Islands) (100.00%)
 ENRON-MEX SERVICES LTD. (Cayman Islands) (100.00%)
 ENRON SPORTS CORP. (Delaware) (100.00%)
            Stadium Partners, L. P. (Texas)
 ENRON TELECOMMUNICATIONS, INC. (Oregon) (100.00%)
     Enron Communications, Inc. (Oregon) (100.00%)
          Enron Global Communications Ltd. (Cayman Islands) (100.00%)
               Enron Globalcom Bolivia, Ltd. (Cayman Islands) (100.00%)
Enron Globalcom Brazil, Ltd. (Cayman Islands) (100.00%)
          FTV Communications L..L.C. (Delaware) (33.33%)
EOTT ENERGY PARTNERS, L.P. (Delaware) (9.62%)
ENRON OREGON SERVICES, INC. (Oregon) (100.00%)
     Enron California Municipal Services, Inc. (Oregon) (100.00%)
     Enron Convergent Systems, Inc. (Oregon) (100.00%)
     Enron Microclimates, Inc. (Oregon) (100.00%)
     Enron Oregon Marketing, Inc. (Oregon) (100.00%)
     Firstpoint Utility Solutions, Inc. (Oregon) (100.00%)
ES POWER 1 L.L.C. (Delaware) (100.00% Managing)
     ES Power 3 L.L.C. (Delaware) (100.00%)
          Enron Dutch Holdings B.V. (The Netherlands) (100.00%)
               Sarlux S.R.L. (The Netherlands) (45.00%)
ES POWER 2 L.L.C. (Delaware) (100.00% Managing)
     ES Power 1 L.L.C. (Delaware) (99.99% Non voting)
          ES Power 3 L.L.C. (Delaware) (100.00%)
               Enron Dutch Holdings B.V. (The Netherlands) (100.00%)
                    Sarlux S.R.L. (Pending) (45.00%)
ES POWER 3 L.L.C. (Delaware) (100.00 Voting A)
     Enron Dutch Holdings B.V. (The Netherlands) (100.00%)
          Sarlux S.R.L. (Pending) (45.00%)
 FUJIAN HOLDINGS LTD. (Cayman Islands) (100.00%)
     Fujian Investments Ltd. (Cayman Islands) (100.00%)
     Enron Clean Electricity II Ltd. (Cayman Islands) (99.00%)
 GULF COMPANY LTD. (Vermont) (100.00%)
 HAINAN FUNDING LTD. (Cayman Islands) (100.00%)
 HOUSTON PIPE LINE COMPANY (Delaware) (100.00%)
           A-S Line (Delaware)
           Austin Line (Delaware)
           Big Cowboy Line (Delaware)
     Citrus Corp. (Delaware) (50.00%)
               Citrus Energy Services, Inc. (Delaware) (100.00%)
               Citrus Trading Corp. (Delaware) (100.00%)
               Citrus Marketing, Inc. (Delaware) (100.00%)
               Florida Gas Transmission Company (Delaware) (100.00%)
                            Border Gas, Inc. (Delaware) (3.33%)
     Coal Properties Corporation (Illinois) (100.00%)
     Enron Engineering & Construction Company (Texas) (100.00%)
                   Enron Engineering Acquisition Corp. (Delaware)
                        (100.00%)
               Enron Advisory Services, Inc. (Delaware) (100.00%)
          National Energy Production Corporation (Delaware) (100.00%)
               NEPCO Services International, Inc. (Delaware) (100.00%)
               Thai Nepco, Ltd. (Thailand) (99.94%)
     Enron Industrial Natural Gas Company (Delaware) (100.00%)
     Enron Interstate Pipeline Company (Delaware) (100.00%)
     Enron Texoma Gas Company (Texas) (100.00%)
     Houston Pipe Line Marketing Company (Texas) (100.00%)
     HPL Resources Company (Delaware) (100.00%)
                    Overthrust Pipeline Company (N/A)
     Intratex Gas Company (Delaware) (100.00%)
     MidTexas Pipeline Company (Joint Venture) (Pending) (50.00%)
     Panhandle Gas Company (Delaware) (100.00%)
     Riverside Farms Company (Illinois) (100.00%)
     San Marco Pipeline Company (Colorado) (50.00%)
     Seagull Shoreline System (Pending) (30.00%)
            South Texas Line (Pending)
     Transgulf Pipeline Company (Florida) (100.00%)
 INTERNATIONAL ENERGY DEVELOPMENTS OF PERU CORP. (Delaware) (100.00%) INTERNATIONAL ENERGY INVESTMENTS OF PERU CORP. (Delaware) (100.00%) INTERNATIONAL ENERGY HOLDINGS OF PERU CORP. (Delaware) (100.00%)
 MULTIVA HOLDINGS, LTD. (Cayman Islands) (100.00%)
     Ilijan Power Corporation (Philippines) (100.00%)
 NORTHERN PLAINS NATURAL GAS COMPANY Delaware) (100.00%)
      Northern Border Intermediate Limited Partnership (Delaware) (0.50%)
                Black Mesa Holdings, Inc. (Delaware) (60.50%)
                Black Mesa Pipeline Operations, L.L.C. (Delaware) (60.50%)
               Northern Border Pipeline Company (Texas) (70.00%)
          Williams Technologies, Inc. (Oklahoma) (100.00%)
               China Pipeline Holdings Ltd. (Cayman Islands) (00.82%)
     Northern Border Partners, L.P. (Delaware) (12.630%)
                   Northern Border Intermediate L.P. (Delaware)
     Northern Border Pipeline Corporation (Delaware) (100.00%)
 NOWA SARZYNA HOLDING B.V. (The Netherlands) (100.00%)
      Enron Poland Investment B.V. (The Netherlands) (100.00%)
                    Electrocieplownia Nowa Sarzyna Sp. z o.o
                         (Pending) (73.00%)
OMICRON ENTERPRISES, INC. (Delaware) (100.00%)
     Artemis Associates, L.L.C. (Delaware) (51.00%)
          EFS Construction and Services Company (Delaware) (100.00%)
          EFS Holdings, Inc. (Delaware) (100.00%)
               Affiliated Building Services, Inc. Holding Company
                    (Delaware) (100.00%)
                    Affiliated Building Services, Inc. (Delaware) (100.00%)
                         Affiliated Building Services Pty. Ltd.
                              (Australia) (40.00%)
                         Affiliated Building Services, Inc.
                              Investment Company (Delaware) (100.00%)
               EFS Corporate Services, Inc. (Delaware) (100.00%)
               Limbach Constructors Incorporated (Delaware) (100.00%)
               Limbach Facility Services, Inc. (Delaware) (100.00%)
                    EFG Holdings, Inc. (Delaware) (100.00%)
                         The Linc Corporation (Pending) (100.00%)
                              The Linc Corporation Investment
                                   Company (Pending) (100.00%)
                    Harper Mechanical Corporation (Pending) (100.00%)
                    Limbach Company Holding Company (Pending) (100.00%)
                         Limbach Company (Pending) (100.00%)
                    Mechanical Professional Services, Inc.
                         (Pending) (100.00%)
               The Linc Corporation Holding Company (Delaware) (100.00%)
          Enron Facility Services, Inc. (Delaware) (100.00%)
OPTEC, INC. (Oregon) (100.00%)
 ORGANIZATIONAL PARTNER, INC. (Delaware) (100.00%)
 PANTANAL ENERGETICA HOLDINGS LTD. (Cayman Islands) (100.00%)
     Pantanal Energetica Investments Ltd. (Cayman Islands) (100.00%)
 PANTANAL ENERGETICA DO SUL HOLDINGS LTD. (Cayman Islands) (100.00%)
     Pantanal Energetica do Sul Investments Ltd. (Cayman Islands) (100.00%) PORTLAND GENERAL ELECTRIC COMPANY (Oregon) (100.00%)
     Portland General Transport Corporation (Oregon) (100.00%)
     121 S.W. Salmon St. Corporation (Oregon) (100.00%)
          World Trade Center Northwest Corporation (Oregon) (100.00%)
PORTLAND GENERAL HOLDINGS, INC. (Oregon) (100.00%)
     Columbia Willamette Development Company (Oregon) (100.00%)
     PGH Leasing, LLC (Oregon) (100.00%)
          Seneca Leasing Partners, L.P. (Delaware) (95.00%)
     Oneida Leasing, Inc. (Oregon) (100.00%)
     Portland General Operations Company, Inc. (Oregon) (100.00%)
     Portland General Property Holdings, Inc. (Oregon) (100.00%)
     Tule Hub Services Company (Oregon) (100.00%)
PORTLAND TRANSITION COMPANY, INC. (Oregon) (100.00%)
PRAIRIE HAWK, INC. (Delaware) (100.00%)
 SAN JUAN GAS COMPANY, INC. (Puerto Rico) (100.00%)
 SHELBY LTD. (Cayman Islands) (100.00%)
 SMITH STREET LAND COMPANY (Delaware) (100.00%)
     Block 321 Partnership (Texas) (99.00%)
 SOUTHERN BRAZIL ELECTRIC HOLDINGS LTD. (Cayman Islands) (100.00%)
     Enron Sao Paulo Investments Ltd. (Cayman Islands) (100.00%)
                  Enron Electric Sao Paulo C.V. (The Netherlands) (1.00%) SOUTHWEST BRAZIL ELECTRIC HOLDINGS LTD. (Cayman Islands) (100.00%)
          Enron Electric Mato Gross do Sul C.V. (The Netherlands) (99.00%)
     Enron Mato Grosso do Sul Investments Ltd. (Cayman Islands) (100.00%)
               Enron Electric Mato Gross do Sul C.V. (The Netherlands) (1.00%) SPORTS FINANCING CORP. (Delaware) (100.00%)
            Stadium Facilities, L. P. (Texas)
 WHITEWING ASSOCIATES L.L.C. (Delaware)